UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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SALEM MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

March 30, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Media Group, Inc. (“Salem” or the “Company”). The Annual Meeting is scheduled to be held on Wednesday, May 10, 2017, at Salem’s corporate offices, which are located at 4880 Santa Rosa Road, Camarillo, California, at 9:30 a.m. P.D.T. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

1.	The election of the nine (9) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Proposal to amend and restate the Company’s 1999 Stock Incentive Plan.

3.	Proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors recommends that you vote FOR the election of the slate of Director nominees, FOR the proposal to amend and restate the Company’s 1999 Stock Incentive Plan and FOR the proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm. Please refer to the Proxy Statement for detailed information on the above proposals. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

As we have done in prior years, we are using the U.S. Securities and Exchange Commission rule that permits companies to furnish their proxy materials over the Internet. Unless you have opted out of receiving Notices, instead of mailing you a paper copy of the proxy materials, we will be mailing to you a Notice containing instructions on how to access our proxy materials over the Internet. Therefore, a proxy card was not sent to you and you may vote only via telephone or online if you do not attend the Annual Meeting.

We urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares online, by telephone or, if you have chosen to receive paper copies of the proxy materials by mail, by signing, dating and returning the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card and Notice are first being sent or made available to stockholders is March 30, 2017. On behalf of the Board of Directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON Chairman of the Board

EDWARD G. ATSINGER III Chief Executive Officer

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on

May 10, 2017: Our Proxy Statement for the 2017 Annual Meeting of Stockholders and Annual Report on Form 10-K for

the year ended December 31, 2016, as amended are available at www.proxyvote.com.

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

PLEASE VOTE YOUR SHARES

ONLINE, BY TELEPHONE OR BY

SIGNING, DATING AND RETURNING

THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 10, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Media Group, Inc. (“Salem” or the “Company”) will be held on Wednesday, May 10, 2017 at 9:30 a.m. P.D.T. at Salem’s corporate offices located at 4880 Santa Rosa Road, Camarillo, California, subject to adjournment or postponement by the Board of Directors, for the following purposes:

1.	The election of the nine (9) nominees named in the accompanying Proxy Statement to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Proposal to amend and restate the Company’s 1999 Stock Incentive Plan.

3.	Proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of Salem’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on March 15, 2017, the record date of the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder at the time and place of the Annual Meeting.

Holders of a majority of the voting power of the outstanding shares of the Class A common stock and of the Class B common stock must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Annual Meeting. Therefore, we urge you to review the accompanying proxy card and either vote by (a) Internet or by telephone as instructed in this Proxy Statement, or (b) if you have opted out of receiving a notice containing instructions on how to access our proxy materials over the Internet (the “Notice”) and have thus received a paper copy of the proxy materials, by signing, dating and returning your completed proxy in the enclosed postage prepaid envelope whether or not you expect to attend the Annual Meeting in person. If you received only the Notice, a proxy card was not sent to you, and you may vote only via the Internet if you do not attend the Annual Meeting, or you may request that a proxy card be mailed to you. If you attend the Annual Meeting and wish to vote your shares personally, you may do so by validly revoking your proxy as described below.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by: (i) filing with the Secretary of Salem either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

By order of the Board of Directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California

March 30, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to

Be Held on May 10, 2017: Our Proxy Statement for the 2017 Annual Meeting of Stockholders and Annual

Report on Form 10-K for the year ended December 31, 2016, as amended are available at

www.proxyvote.com

YOUR VOTE IS IMPORTANT.

TO VOTE YOUR SHARES, PLEASE VOTE

ONLINE, BY TELEPHONE OR BY

SIGNING AND DATING THE ENCLOSED PROXY CARD

AND MAILING IT PROMPTLY

IN THE ENCLOSED RETURN ENVELOPE.

SALEM MEDIA GROUP, INC.

4880 Santa Rosa Road

Camarillo, CA 93012

(805) 987-0400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 10, 2017

INTRODUCTION

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Board of Directors”) of Salem Media Group, Inc., a Delaware corporation (“Salem” or the “Company”), of proxies for use at the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the following proposals:

Proposal 1	The election of the nine (9) nominees named in this Proxy Statement to serve until the annual meeting of stockholders to be held in 2018 or until their respective successors are duly elected and qualified.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

Proposal 2	Proposal to amend and restate the Company’s 1999 Stock Incentive Plan.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 2—PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 1999 STOCK INCENTIVE PLAN.”

Proposal 3	Proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 3—PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE HORWATH LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. Although management does not know of any matter other than the proposals described above to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by: (a) filing with the Secretary of Salem either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (b) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the Company is 4880 Santa Rosa Road, Camarillo, California 93012, and its telephone number is (805) 987-0400.

Record Date, Quorum and Voting

Only stockholders of record on March 15, 2017 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 20,458,322 shares of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”) (the Class A common stock and the Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one (1) vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten (10) votes on each matter to be voted on at the Annual Meeting, except that, as provided in the Company’s Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two (2) “Independent Directors.” The two (2) Independent Directors shall be elected by a majority of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining seven (7) Directors will be elected by a majority of the votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote on the election of such Directors. For information regarding the election of Directors, see the section of this Proxy Statement entitled “PROPOSAL 1—ELECTION OF DIRECTORS.”

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The presence in person or representation by proxy of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In the event there are not sufficient shares for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Only votes cast in person at the Annual Meeting or received by proxy before the beginning of the Annual Meeting will be counted. Giving us your proxy means you authorize the proxy holders to vote your shares at the Annual Meeting in the manner you direct. If your shares are held in your name, you can vote by proxy in three (3) convenient ways as follows:

• On-Line Voting:	Go to http://www.proxyvote.com and follow the instructions

• By Telephone:	Call toll-free 1-800-690-6903 and follow the instructions

• By Mail:	Complete, sign, date and return your proxy card in the enclosed envelope

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. on May 9, 2017.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to Proposal 1, votes may be cast in favor of or against any particular Director nominee. With regard to Proposals 2 and 3, votes may be cast in favor of or against the respective proposal. Proposals 1, 2 and any other stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter. For Proposals 1, 2 and 3, abstentions will be counted in tabulations of the votes cast on a proposal and will have the same effect as a vote against the proposal, whereas broker non-votes will not be counted for purposes of determining whether the proposal has been approved. If you hold shares of our common stock through a broker, bank or other nominee, then you hold shares in street name. Thus, you must instruct the broker, bank or other nominee as to how to vote your shares. Under the rules of the New York Stock Exchange (“NYSE”), if you do not provide such instructions, the firm that holds your shares will have discretionary authority to vote your shares with respect to “routine” matters. Pursuant to NYSE rules, Proposals 1 and 2 are not considered “routine” matters; thus, your broker will not have discretionary authority to vote your shares in connection with Proposal 1 or Proposal 2 if you do not provide it with instructions.

Electronic Access to Proxy Materials

Pursuant to applicable United States Securities and Exchange Commission (“SEC”) rules, the Company is making this Proxy Statement and its Annual Report on Form 10-K, as amended, available to its stockholders electronically via the Internet at www.proxyvote.com. On or about March 30, 2017, we will mail to stockholders a Notice containing instructions on how to access this Proxy Statement along with our Annual Report on Form 10-K, as amended, as well as instructions on how to vote online. The Notice also instructs you on how you may submit your proxy vote securely over the Internet or by telephone. If you received a Notice, you will not automatically receive a printed copy of the Proxy Statement and Annual Report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials as set forth in the Notice.

Solicitation

The cost of preparing, assembling and sending the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the delivery of this Proxy Statement, Directors, Officers and other employees of the Company may solicit proxies by mail, telephone, facsimile or other electronic means, or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

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Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the SEC permits a single set of such documents or, where applicable, one Notice, to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces delivery and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the Company’s stockholders whose shares are registered in the name of such bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and/or Proxy Statement, as applicable, will be delivered to an address at which two (2) or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement for the Annual Meeting or for future stockholder meetings, such stockholder should telephone toll-free 1-800-579-1639, or write to Salem Media Group, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A separate set of proxy materials relating to the Annual Meeting will be sent promptly following receipt of your request. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of a Proxy Statement or Annual Report, as applicable, for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the Company at the address or telephone number listed on page 1 of this Proxy Statement. Similarly, a stockholder may use any of these methods if such stockholder is receiving multiple copies of a Proxy Statement or Annual Report and would prefer to receive a single copy in the future.

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THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The Board of Directors presently consists of nine (9) members (each, a “Director”). The following table sets forth certain information as of March 15, 2017, except where otherwise indicated, with respect to the Directors of the Company. Each of the Directors of the Company serves a one (1) year term and all Directors are subject to re-election at each annual meeting of stockholders.

Name of Director	Age	First Became Company Director	Position(s) Held with the Company
Stuart W. Epperson	80	1986	Chairman of the Board
Edward G. Atsinger III	77	1986	Chief Executive Officer and Director
Roland S. Hinz	77	1997	Director
Richard A. Riddle	72	1997	Director
Jonathan Venverloh	45	2011	Director
James Keet Lewis	63	2014	Director
Eric H. Halvorson	67	2015	Director
Edward C. Atsinger	42	2016	Director
Stuart W. Epperson Jr.	46	2016	Director

Board Composition

As a national media presence with integrated operations including radio broadcasting, digital media, and publishing emphasizing Christian values, family themed content and conservative news, our business involves an operational structure that operates on a broad scale and encompasses research, technical developments, and marketing functions in a context characterized by rapidly evolving technologies, exposure to business cycles, and significant competition. The Company’s Nominating and Corporate Governance Committee is responsible for reviewing and assessing with the Board the appropriate skills, experience, and background sought of Board members in the context of our business and the then-current membership on the Board. This assessment of Board skills, experience, and background includes numerous diverse factors, such as an understanding of and experience in radio and new media, an understanding of our audience and the ministries that serve it, and finance, marketing and advertising experience. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board with regard to these factors may change from time to time to take into account changes in the Company’s business and other trends, as well as the portfolio of skills and experience of current and prospective Board members. The Nominating and Corporate Governance Committee and the Board will review and assess the continued relevance of and emphasis on these factors as part of the Board’s annual self-assessment process and in connection with candidate searches to determine if they are effective in helping to satisfy the Board’s goal of creating and sustaining a Board that can appropriately support and oversee the Company’s activities.

We believe that it is important for our Board members to have diverse backgrounds, skills and experiences and seek such diversity in nominating Director candidates. One goal of this diversity of backgrounds, skills and experience is to assist the Board in its oversight concerning our business and operations. We consider the key skills, qualifications and experience listed below as important for our Directors to collectively have in light of our current business and structure. The Directors’ biographies provided later in this Proxy Statement note each Director’s relevant skills, qualifications and experience. As part of an annual effectiveness review, the Board evaluates its composition to ensure that the Board as a whole sufficiently represents a diverse set of relevant backgrounds, skills and experience.

•	Senior Executive Leadership Experience. Directors who have served in senior executive leadership positions are important to us, as they bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. The insights and guidance of these Directors, particularly those Directors who have experience at businesses or organizations that have operated on a global scale, faced significant competition, and/or involved technology or other rapidly evolving business models enhance our Board’s ability to assess and respond to situations faced by the Company.

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•	Public Company Board Experience. Directors who have served on other public company boards can offer insights with regard to the dynamics and operation of a board of directors, corporate governance matters (including experience with respect to the relationship of a Board to the CEO and other management personnel), the importance of particular public company agenda and management matters and oversight of a changing mix of strategic, operational, and compliance-related matters.

•	Business Development Experience. Directors who have a background in business development can provide insight into developing and implementing strategies for growing our business through acquisitions.

•	Accounting and Financial Reporting Experience. Knowledge of accounting and financial reporting processes, as well as the financial markets, financing and funding operations, is important because it assists our Directors in understanding and overseeing the Company’s financial reporting, internal controls, capital structure, financing and investing activities.

•	Relevant Experience with our Audiences and Programmers. Directors who have relevant experience with the Christian and family-themed audience and the conservative news talk audience can provide insight and expertise in assisting the Board’s implementation of Company strategies for growing our business by providing an engaging experience with our radio stations, Internet sites and other services. Directors with experience and knowledge of the business of our programmers and content providers can also assist the Board with analyzing, reviewing and approving mutually beneficial and significant relationships between these content providers and the Company.

•	Legal Expertise. Directors who have legal education and experience can assist the Board in fulfilling its responsibilities related to the oversight of the Company’s legal and regulatory compliance and engagement with regulatory authorities.

•	Radio Experience. Knowledge of the radio industry and the challenges and opportunities of radio broadcasting companies is vitally important because it enables our Directors to understand and oversee many aspects of the Company’s operations, goals and strategies.

•	New Media Experience. As the radio industry is faced with challenges and opportunities created by the emergence of “new media”, the Board benefits from including Directors who have relevant experience with these new and emerging means of distributing programming and enhancing our audience’s ability to access information provided by the Company via different media outlets.

Set forth below is certain information concerning the principal occupation and business experience of each of the Directors during the past five (5) years and other relevant experience.

Stuart W. Epperson

Mr. Epperson has been Chairman of the Board of the Company since its inception. He is also a Director of Salem Communications Holding Corporation, a wholly-owned subsidiary of the Company. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961 and currently serves as a Director and President of Roanoke-Vinton Radio Incorporated; as President of Sonsinger Management, Inc.; as a Partner of Sonsinger Properties, Sonsinger Broadcasting Company of Houston, L.P. and Salem Broadcasting Company; and as a member of East Bay Broadcasting, LLC. Mr. Epperson has been a member of the Board of Directors of the National Religious Broadcasters for a number of years and was re-elected to a three (3) year term on that Board in February 2016. Mr. Epperson is married to Nancy A. Epperson, who is Mr. Atsinger’s sister. Additionally, Mr. Epperson is the father of Stuart W. Epperson Jr. (Director) and uncle of Edward C. Atsinger (Director).

As co-founder of the Company, Mr. Epperson provides the Board with extensive and valuable radio and senior executive leadership experience, business development experience and insight into the background and vision of the Company. His past political experience as well as his continuing operation of radio stations for related businesses provide the Board with valuable relevant experience with the needs and goals of our audience and our programmers and enable Mr. Epperson to contribute to the Board by assessing the many and varied strategic opportunities presented to the Company.

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Edward G. Atsinger III

Mr. Atsinger has been Chief Executive Officer, a Director of the Company and a Director of each of the Company’s subsidiaries since their inception. He was President of Salem from its inception through June 2007. He has been engaged in the ownership and operation of radio stations since 1969 and currently serves as a Partner of Salem Broadcasting Company, Sonsinger Properties, Sonsinger Broadcasting Company of Houston, L.P.; as a member of East Bay Broadcasting, LLC, Atsinger Aviation, LLC, Sun Air Jets, LLC, Allyson Aviation, LLC, Greenbelt Property Management; and as President of Sonsinger Management, Inc. Mr. Atsinger has been a member of the Board of Directors of the National Religious Broadcasters for a number of years and was re-elected to a three (3) year term on that Board in February 2016. He was also a member of the National Association of Broadcasters Radio Board from 2008 through 2014. Mr. Atsinger has been a member of the Board of Directors of Oaks Christian School in Westlake Village, California since 1999. Mr. Atsinger is the brother-in-law of Mr. Epperson. Additionally, Mr. Atsinger is the father of Edward C. Atsinger (Director) and uncle of Stuart W. Epperson Jr. (Director).

As co-founder of the Company, Mr. Atsinger provides the Board with extensive and valuable radio and senior executive leadership experience, business development experience and insight into the background and vision of the Company. His longstanding association with and service on many broadcasting-related boards of directors over the years also provides valuable radio and new media experience as well as an understanding of the broader needs and challenges facing our industry.

Roland S. Hinz

Mr. Hinz has been a Director of the Company since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1982. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio stations KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively), and radio station KSDO-AM, San Diego, California. Mr. Hinz also serves on the Board of Directors of the Association for Community Education, Inc., a not-for-profit corporation operating Spanish Christian radio stations in California. Mr. Hinz also served on the Board of Directors of Truth for Life, a non-profit organization that is a customer of the Company, from 2000 through September 2010.

Mr. Hinz’s qualifications to serve on the Board include his extensive business experience, skills and acumen reflected in his senior executive management experience as President and Editor-in-Chief of a magazine publishing company. He also has served as a board member for several not-for-profit organizations, enabling him to bring valuable cross-board experience as well as relevant experience with our audience and programmers.

Richard A. Riddle

Mr. Riddle has been a Director of the Company since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to individuals and manufacturing companies. He was President and majority stockholder of I.L. Walker Company from 1988 to 1997 when that company was sold. He also was Chief Operating Officer and a major stockholder of Richter Manufacturing Corp. from 1970 to 1987. In October 2010, Mr. Riddle joined the Board of Directors of Truth for Life, a non-profit organization that is a customer of the Company. Additionally, in 2010, Mr. Riddle joined the Board of Directors of Know the Truth, a non-profit organization that is also a customer of the Company.

Having an extensive career in financial matters, Mr. Riddle brings to the Board significant financial experience enabling him to assess and provide oversight concerning business and financial matters addressed by the Company.

Jonathan Venverloh

Mr. Venverloh has been a Director of the Company since September 2011. Mr. Venverloh has worked in digital media and advertising since 1994, including more than thirteen (13) years at Google and stints at a major news website and global advertising agencies. Mr. Venverloh currently serves as Director, Global Sales within Google Shopping, and from 2000-2010 he served as Google’s Head of Distribution Partnerships and launched Google’s Enterprise Division. From 1997 to 1999, Mr. Venverloh led Weather.com’s sales efforts for the West Coast. From 1994 to 1996 he worked at global ad agencies Saatchi & Saatchi and DDB Needham. Mr. Venverloh has also served as an advisor to digital media startups and served on the Boards of Directors of several non-profits. Mr. Venverloh currently serves on the Board of Pacific Excel 2, LLC. He earned a Bachelor of Arts in Advertising from Southern Methodist University and a Master’s Degree in Management from the Stanford Graduate School of Business.

Mr. Venverloh brings to the Board valuable senior executive leadership experience and extensive digital media and advertising expertise. With senior management experience at a large public Internet company as well as service as an advisor to smaller digital media startups, Mr. Venverloh is well-positioned to advise the Board on a wide cross-section of new media matters.

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James Keet Lewis

Mr. Lewis has been a Director of the Company since May 2014. Mr. Lewis is co-owner of Lewis Group International, which has since 1990 been involved in several new product introductions in the health and wellness industry. Mr. Lewis was also the founder and president of Cool Pool Solutions, Inc. and is co-developer of a patent on a swimming pool maintenance product, The Skimmer Basket Buddy. Most recently, Mr. Lewis has focused a significant amount of his consulting time on international energy projects. Mr. Lewis serves or has served on various political, ministry and charity boards, including the Christian Film and Television Commission, Liberty Institute, The Criswell College, Heritage Alliance, Heritage Alliance PAC, Texas Life Connections, Goodwill of Dallas, The Heidi Group, World Link Ministries, Hope for the Heart Ministries, Dallas Council For Life and The Caring Peoples Network. Mr. Lewis currently serves as a trustee of Houston Christian Broadcasting, Inc., which operates 18 non-commercial Christian radio stations, including its flagship station KHCB, in Houston, Texas. He is also currently on the Board of Bott Radio Network in Kansas City, MO and is the co-managing member of GST Advisors LLC. Additionally, since 2016, Mr. Lewis has served on the Board of Know the Truth, a non-profit organization that is a customer of the Company. Mr. Lewis received his B.B.A. in 1977 from the University of Texas.

Mr. Lewis brings to the Board valuable leadership experience and relevant experience with our audience and programmers by virtue of his Board service on several political, charitable and ministry organizations.

Eric H. Halvorson

Mr. Halvorson has been Dean of Trinity Law School since 2016. Additionally, Mr. Halvorson has been an Attorney at the Law Office of Eric H. Halvorson since 2010 and focuses his practice on business law and estate planning. Mr. Halvorson is also of counsel to Stowell, Zeilenga, Ruth, Vaughn, and Treiger LLP, a boutique business law firm in Westlake Village. Mr. Halvorson was an Adjunct Professor at the Pepperdine University School of Law for the 2006-2007, 2009-2010, 2010-2011, and 2013-2014 academic years. He was an Executive in Residence at Pepperdine University Seaver College of Letters, Arts and Sciences from 2000-2003 and from 2005-2007. Mr. Halvorson was President and Chief Operating Officer of the Company from 2007-2008, Chief Operating Officer of the Company from 1996-2000 and Executive Vice President of the Company from 1991-2000. From 1991-1999 and 1985-1988, Mr. Halvorson also served as General Counsel to the Company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of the Company. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973. Mr. Halvorson was previously a member of the board of directors of Intuitive Surgical, Inc. from 2003-2016 and Pharmacyclics, Inc. from 2011-2015. Mr. Halvorson is currently a member of the Board of Directors of Friends of Spanish Hills, LLC and Spanish Hills Country Club. Mr. Halvorson was previously a Director of the Company from 1988-2008.

Mr. Halvorson brings valuable legal and financial expertise and extensive historical knowledge of the Company to the Board. He has also served as a board member for several for-profit companies which enables him to bring relevant cross-board experience to the Company.

Edward C. Atsinger

Edward C. “Ted” Atsinger is co-founder, Chief Operating Officer, and in the first quarter of 2017 became an equity owner of Greytek, LLC, a counterintelligence and security services company focusing on the Defense and Industrial Security sectors. A veteran of multiple combat deployments, Mr. Atsinger dedicated himself to serving the interests of national security after the terrorist attacks of September 11, 2001, serving with distinction as a professional Counterintelligence Officer assigned to and supporting the United States Intelligence and Special Operations communities. Prior to his national security career, Mr. Atsinger worked as a Senior Producer in Salem's National News and Public Affairs Department. Mr. Atsinger holds a BA/MA (Oxon) in Philosophy and Theology from Oxford University, England. He has been a member of the Board of Directors of Rockbridge Academy, a classical Christian school in Millersville, Maryland since 2010. Mr. Atsinger is the son of Edward G. Atsinger III. Additionally, he is the nephew of Mr. Epperson and cousin of Stuart W. Epperson Jr.

Mr. Atsinger brings valuable senior executive leadership experience and business development experience to the Company.

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Stuart W. Epperson Jr.

Stuart W. Epperson Jr. has been the Founder, President and CEO of Truth Broadcasting Corporation since its inception in 1998. Truth Broadcasting Corporation, which is a current customer of the Company, operates 21 signals in seven markets including Raleigh, Greensboro, Charlotte, Richmond, Salt Lake City, Des Moines and Myrtle Beach/Coastal Carolina in the following formats: Christian Talk (primary), Urban Gospel, Southern Gospel and Spanish. From 1995-1998 Mr. Epperson Jr. was a Senior Account Executive at Clear Channel Communications and from 1993-1995 was an Account Executive at Multimedia Radio, Inc. Mr. Epperson Jr. earned his B.A. in Communications from The Master’s College in 1992 and Master of Science, Broadcast Management from Bob Jones University in 1994. Mr. Epperson Jr. is the author of “Last Words of Jesus” published by Worthy Press Publ. in 2015 and “First Words of Jesus” published by the same publisher in 2016. Additionally, Mr. Epperson Jr. currently sits on the Board of Directors for the National Religious Broadcasters, Persecution Project Foundation, Piedmont International University, Chesapeake-Portsmouth Broadcasting Corporation and Delmarva Educational Association. Mr. Epperson Jr. is the son of Stuart W. Epperson, the nephew of Mr. Edward G. Atsinger III and cousin of Edward C. Atsinger.

Mr. Epperson Jr. brings valuable radio and senior executive leadership experience to the Company. In addition, Mr. Epperson Jr.’s operation of radio stations in similar formats to those of the Company enables him to bring relevant experience related to our audiences and programmers.

Director Independence and Executive Sessions

The Company’s Board of Directors evaluated the independence of each of the Company’s Directors pursuant to the listing standards of the NASDAQ Stock Market (“NASDAQ Rules”). During this review, which included a review of the transactions and relationships described in the section of this Proxy Statement entitled “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” below, the Board of Directors considered various transactions and relationships among Directors (and their affiliates or family members), members of the Company’s senior management, affiliates and subsidiaries of the Company and certain other parties that occurred during the past three (3) fiscal years. This review was conducted to determine whether, under the NASDAQ Rules, any such relationships or transactions would affect the Board of Directors’ determination as to each director’s independence.

Upon conclusion of this review, the Board of Directors determined that, of the Directors nominated for election at the Annual Meeting, a majority of the Board (comprised of Messrs. Hinz, Riddle, Venverloh, Lewis and Halvorson) is independent of the Company and its senior management as required by the NASDAQ Rules.

The NASDAQ Rules also require that independent members of the Board of Directors meet periodically in executive sessions during which only independent Directors are present. The Company’s independent Directors have met separately in such executive sessions and in the future will regularly meet in executive sessions as required by the NASDAQ Rules.

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Committees of the Board of Directors

The Company’s Board of Directors has three (3) committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table identifies the independent members of the Board of Directors and lists the members and chairman of each of these committees:

Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Stuart W. Epperson
Edward G. Atsinger III
Edward C. Atsinger
Stuart W. Epperson Jr.
Roland S. Hinz	I		X	C
Richard A. Riddle	I	X	C	X
Jonathan Venverloh	I			X
James Keet Lewis	I	X	X	X
Eric Halvorson	I	C		X

I = Director is independent

X = Current member of committee

C = Current member and chairman of the committee

Audit Committee

The Audit Committee of the Board of Directors (the “Audit Committee”) is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee currently consists of Messrs. Halvorson (Chairman), Riddle and Lewis, each of whom is independent under the NASDAQ Rules and applicable SEC rules and regulations. The Board of Directors has determined that Mr. Halvorson, the Audit Committee Chairperson, qualifies as an “audit committee financial expert” as defined by applicable SEC rules and regulations.

The Audit Committee held three (3) regularly scheduled in-person meetings, three (3) telephonic meetings and one (1) special meeting in 2016 and operates under a written charter adopted by the Board of Directors. The Audit Committee and the Company’s Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (http://salemmedia.com) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Audit Committee’s responsibilities are generally to assist the Board of Directors in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, retains and engages the Company’s independent registered public accounting firm, approves the fees for the Company’s independent registered public accounting firm, monitors and reviews the quality, activities and functions of the Company’s independent registered public accounting firm, and monitors the adequacy of the Company’s operating and internal controls and procedures as reported by management and the Company’s independent registered public accounting firm. The Audit Committee Report set forth later in this Proxy Statement provides additional details about the duties and activities of this committee.

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 Compensation Committee

As provided under applicable laws and rules, the Company’s Board of Directors delegates authority for compensation matters to the Compensation Committee of the Board of Directors (the “Compensation Committee”). The Compensation Committee’s membership is determined by the Board of Directors. The Compensation Committee currently consists of Messrs. Riddle (Chairman), Hinz and Lewis, each of whom is independent under the NASDAQ Rules, including recently adopted compensation committee independence requirements. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits and severance arrangements for the Company’s officers and employees and to approve salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the Company’s 1999 Stock Incentive Plan.

The Compensation Committee held two (2) regularly scheduled meetings, one (1) telephonic meeting and one (1) special meeting in 2016. The Compensation Committee meets at least twice annually and at additional times as are necessary or advisable to fulfill its duties and responsibilities.

The role of the Company’s Compensation Committee is to oversee the Company’s compensation and benefit plans and policies, administer the Company’s 1999 Stock Incentive Plan (including reviewing and approving equity grants to elected officers), and to review and approve all compensation decisions relating to elected officers, including those for the Company’s Named Executive Officers (who are listed in the Summary Compensation Table below). In 2016 the actions of the Compensation Committee included reviewing objective benchmarks and metrics by which a Named Executive Officer’s performance can be measured and analyzing peer compensation and performance data for comparison with the Company’s Named Executive Officers. The Compensation Committee has delegated limited authority to Edward G. Atsinger III, the Company’s Chief Executive Officer, to grant up to $150,000 of options to purchase the Company’s Class A common stock annually (measured each calendar year without carry-over of unused grant authority from year to year). This delegated authority is subject to prompt notification to the Compensation Committee of the issuance of any such grants and ratification of any such grants at the next regularly scheduled Compensation Committee meeting following the date of such grants.

The Company’s Named Executive Officers do not determine or approve any element or component of their own compensation. The Company’s CEO provides a recommendation to the Compensation Committee for base salary and annual incentive compensation for the Named Executive Officers reporting to him.

The Compensation Committee operates pursuant to a charter that was approved by the Board of Directors. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee and the Company’s Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (http://salemmedia.com) and a copy of the charter may be obtained from the Secretary of the Company upon written request. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating and Corporate Governance Committee”) currently consists of Messrs. Hinz (Chairman), Riddle, Venverloh, Lewis and Halvorson, each of whom is independent under the NASDAQ Rules. The Nominating and Corporate Governance Committee held two (2) regularly scheduled meetings and one (1) special meeting in 2016.

The Nominating and Corporate Governance Committee is authorized to: (a) develop and recommend a set of corporate governance standards to the Board of Directors for adoption and implementation; (b) identify individuals qualified to become members of the Board of Directors; (c) recommend that director nominees be elected at the Company’s next annual meeting of stockholders; (d) recommend nominees to serve on each standing committee of the Board of Directors; (e) lead in the annual review of Board performance and evaluation of the Board’s effectiveness; (f) ensure that succession planning takes place for the position of chief executive officer and other key Company senior management positions; and (g) analyze, review and, where appropriate, approve all related party transactions to which the Company or its subsidiaries or affiliates are a party, all in accordance with applicable rules and regulations.

To qualify as a nominee for service on the Board of Directors, a candidate must have sufficient time and resources available to successfully carry out the duties required of a Board member. The Nominating and Corporate Governance Committee desires to attract and retain highly qualified Directors who will diligently execute their responsibilities and enhance their knowledge of the Company’s core businesses and seeks Directors who possess some or all of the skills, qualifications and experience described under “Board Composition” in this Proxy Statement.

The Nominating and Corporate Governance Committee implements the Company’s policy regarding stockholder nominations by considering nominees for director positions that are made by the Company’s stockholders. Any stockholder desiring to make such a nomination must submit in writing the name(s) of the recommended nominee(s) to the Secretary of the Company at least 90 days prior to, but not earlier than 120 days prior to the first anniversary of the preceding annual meeting of stockholders. The written submission must also contain biographical information about the proposed nominee, a description of the nominee’s qualifications to serve as a member of the Board of Directors, and evidence of the nominee’s valid consent to serve as a director of the Company if nominated and duly elected.

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The Board provides oversight of the Company’s management and plays a key role in shaping the strategic direction of the Company. Consistent with the Company’s Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee considers various criteria in Board candidates, including, the skills, qualifications and experience described under “Board Composition” in this Proxy Statement, as well as their appreciation of the Company’s core purpose, core values, and whether they have time available to devote to Board activities. The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy:

1.	The criteria for director “independence” established by the NASDAQ Rules; and

2.	The SEC’s definition of “audit committee financial expert.”

Whenever a vacancy exists on the Board due to expansion of the Board’s size or the resignation, retirement or term expiration of an existing director, the Nominating and Corporate Governance Committee identifies and evaluates potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the Board, including its overall size, structure, backgrounds and areas of expertise of existing Directors and the relative mix of independent and employee Directors. The Nominating and Corporate Governance Committee also considers the specific needs of the various Board committees. The Nominating and Corporate Governance Committee recommends potential director nominees to the full Board, and final approval of a candidate for nomination is determined by the full Board. This evaluation process is the same for Director nominees who are recommended by our stockholders.

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Company’s Board of Directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (http://salemmedia.com) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the Annual Meeting. None of the Directors serving on the Audit Committee, the Compensation Committee or the Nominating and Corporate Governance Committee are employees of the Company.

Although the Board does not have a formal policy on diversity, the Nominating and Corporate Governance Committee and the Board review from time-to-time the membership of the Board in light of the Company’s operations and strategic objectives and consider whether the current Board members possess the requisite skills, experience and perspectives to oversee the achievement of those goals. As part of an annual effectiveness review, the Nominating and Corporate Governance Committee evaluates the diversity of the Board composition to ensure that it sufficiently represents a diverse set of background, skills and experience.

Board Leadership Structure

Historically, the Company’s Board of Directors has had a general policy that the positions of Chairman of the Board and CEO should be held by separate persons as an aid in the Board’s oversight of management. This policy has been in effect since the Company began operations. The Chairman of the Board is a full-time senior executive of the Company. The duties of the Chairman of the Board include:

•	presiding over all meetings of the Board;

•	preparing the agenda for Board meetings in consultation with the CEO and other members of the Board;

•	managing the Board’s process for annual Director self-assessment and evaluation of the Board and of the CEO; and

•	presiding over all meetings of stockholders.

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The Board of Directors believes that there are advantages to having a separate Chairman for matters such as communications and relations between the Board members, the CEO, and other senior management; in assisting the Board in reaching consensus on particular strategies and policies; and in facilitating robust Board and CEO evaluation processes. In addition, having separate Chairman and CEO positions permits the CEO to focus on day-to-day business and allows the Chairman to lead the Board in its oversight responsibilities. The Board currently consists of the Chairman of the Board, the Company’s CEO, five (5) independent Directors and two (2) non-independent Directors. One of Mr. Epperson’s roles is to oversee and manage the Board of Directors and its functions, including setting meeting agendas and running Board meetings. In this regard, Mr. Epperson and the Board in their advisory and oversight roles are particularly focused on assisting the CEO and senior management in seeking and adopting successful business strategies and risk management policies, and in making successful choices in management succession.

Board’s Role in Risk Oversight

The Company’s Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized above.

Director Attendance at Board and Committee Meetings and 2016 Annual Meeting of Stockholders

The full Board of Directors held four (4) regularly scheduled meetings in 2016. During 2016, each of the Company’s incumbent Directors attended (either in person or telephonically) all of the regularly-scheduled meetings of the full Board of Directors. Each of the Company’s incumbent Directors attended more than seventy-five percent of the aggregate of the number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served. The Company encourages, but does not require, that each Director attend the Company’s annual meeting of stockholders. In 2016, each of the Company’s then Directors attended the 2016 annual meeting of stockholders.

Communications between Stockholders and the Board

The Company has historically handled communications between stockholders and the Board of Directors on an ad hoc basis. No formal policy or process for such communications has been adopted by the Company as of the date of this Proxy Statement. The Company has, however, taken actions to ensure that the views of its stockholders are communicated to the Board or one or more of its individual Directors, as applicable. The Board considers its responsiveness to such communications as timely and exemplary.

Financial Code of Conduct

The Company has adopted a financial code of conduct (“Financial Code of Conduct”) that applies to each Director of the Company, the Company’s principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions. This Financial Code of Conduct has been adopted by the Board as a “code of ethics” that satisfies applicable NASDAQ Rules. The Financial Code of Conduct is available on the Company’s Internet website (http://salemmedia.com) and a copy of the Financial Code of Conduct may be obtained free of charge upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

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Executive Officers

Set forth below are the executive officers of the Company, together with the positions held by those persons as of December 31, 2016. The executive officers are elected annually and serve at the pleasure of the Company’s Board of Directors; however, the Company has entered into employment agreements with each of the executive officers listed below. Certain payment provisions contained in the Company’s employment agreements with Messrs. Atsinger, Santrella and Evans are described under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION – Material Terms of NEO Employment Agreements Providing For Payment to NEOs Upon Termination” below.

Name of Executive Officer	Age	Position(s) Held with the Company
Stuart W. Epperson	79	Chairman of the Board
Edward G. Atsinger III	76	Chief Executive Officer and Director
David A.R. Evans	54	President — New Media
David P. Santrella	55	President — Broadcast Media
Evan D. Masyr	45	Executive Vice President and Chief Financial Officer
Christopher J. Henderson	53	SVP, Legal and Human Resources, General Counsel and Secretary

Set forth below is certain information concerning the business experience during the past five (5) years and other relevant experience of each of the individuals named above (excluding Messrs. Atsinger and Epperson, whose business experience is described in the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors” above).

David A. R. Evans

Mr. Evans has been President — New Media of the Company since September 2013. Mr. Evans was President—New Business Development, Interactive and Publishing of the Company from July 2007 to September 2013. Mr. Evans was Executive Vice President—Business Development and Chief Financial Officer of the Company from September 2005 to June 2007. Mr. Evans was Executive Vice President and Chief Financial Officer from September 2003 to September 2005. From 2000 to 2003, Mr. Evans served as the Company’s Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director—Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President—Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President—Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller-Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

David P. Santrella

Mr. Santrella has been President — Broadcast Media of the Company since January 1, 2015, overseeing all broadcast operations involving the Company’s local radio stations, radio network and internal rep firm. From January 2010 to December 2014 he served as President — Radio Division of the Company. From October 2008 to December 31, 2009, he served as Operational Vice President over the Company’s Minneapolis, Denver and Colorado Springs clusters in addition to his existing responsibility over the Chicago cluster. From March 2006 to October 2008, Mr. Santrella was the Operational Vice President of Chicago and Milwaukee. In November of 2003, he was given additional oversight responsibility of Milwaukee. Mr. Santrella started with the Company in 2001 as the General Manager of the Company’s Chicago cluster.

Evan D. Masyr

Mr. Masyr has been Executive Vice President and Chief Financial Officer of the Company since January 2014. Prior to January 2014, Mr. Masyr was Senior Vice President and Chief Financial Officer of the Company since July 2007. Mr. Masyr was Vice President—Accounting and Finance of the Company from September 2005 to June 2007. From March 2004 to September 2005, Mr. Masyr was Vice President of Accounting and Corporate Controller of the Company. Prior to that time, Mr. Masyr was Vice President and Corporate Controller of the Company from January 2003 to March 2004. From February 2000 to December 2002, he served as the Company’s Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995.

Christopher J. Henderson

Mr. Henderson has been Senior Vice President, Legal and Human Resources, General Counsel and Corporate Secretary of the Company since 2012. Prior to 2012, Mr. Henderson was Vice President, Legal and Human Resources, General Counsel and Corporate Secretary of the Company since March 2008. Mr. Henderson was Vice President, Human Resources of the Company from August 2006 to February 2008. From 2001 to August 2006, Mr. Henderson served as Corporate Counsel for the Company. Prior to joining the Company, Mr. Henderson worked for thirteen (13) years as an Attorney for Cooksey, Toolen, Gage, Duffy & Woog, first as a trial attorney and then as a transactional attorney.

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COMPENSATION DISCUSSION & ANALYSIS

General Discussion

Key Terms for the CD&A and Compensation Tables

•	Board - the Company’s Board of Directors.
•	NEOs - the Company’s “named executive officers,” which includes the Company’s CEO, CFO and three other most highly compensated executive officers during 2016.
•	Committee - the Compensation Committee of the Board.
•	Stock Plan - the Company’s 1999 Stock Incentive Plan, as amended and restated from time to time.

The Company’s Executive Compensation Philosophy

The Board believes that a key to the Company’s current and future success is its ability to attract and retain qualified individuals who are committed to the Company’s success and capable of delivering on such commitment. The Company’s compensation and benefits programs are designed to enable the attraction, retention and motivation of the best possible employees to operate and manage the Company at all levels. At the same time, the Board is committed to a compensation policy for the Company’s executive management that is appropriately transparent to the Company’s stockholders and in alignment with stockholders’ best interests.

The Company’s executive compensation programs incorporate a pay-for-performance philosophy that provides incentives to achieve both short-term and long-term objectives and to reward both individual and Company performance. In addition to evaluating performance using financial and operational metrics, the NEOs are evaluated in many areas that are not measured directly by financial or operational results. These areas include: (i) how well each NEO helps the Company to achieve its strategic goals; (ii) each NEO’s ability to develop his or her subordinates; and (iii) each NEO’s efforts to enhance the Company’s relationship with key stockholders. In 2016, the NEOs were Mr. Atsinger, Chief Executive Officer; Mr. Masyr, Executive Vice President and Chief Financial Officer; Mr. Evans, President – New Media; Mr. Santrella, President – Broadcast Media; and Mr. Henderson, Senior Vice President, Legal and Human Resources, General Counsel and Secretary.

Benchmarking

It is the intent of the Board that the Company be in a position to compete for highly qualified employees, including its NEOs. Accordingly, the process for compensation determination involves the Committee’s consideration of peer compensation levels. While the Committee does not have a formal policy regarding benchmarking, when determining recommended salary, target bonus levels and target annual long-term incentive award values for NEOs, the Committee gives consideration to compensation practices at peer radio media companies, based on available data.

Consideration of Say-on-Pay Vote Results

We value the feedback provided by our stockholders regarding executive compensation. Stockholders are provided with the opportunity to cast an advisory vote on executive compensation once every three years and the Committee considers the results of such vote when making compensation decisions for the NEOs. At Salem’s 2016 annual meeting of stockholders, stockholders indicated their support for the compensation of our NEOs, with approximately 96% of the votes cast on the say-on-pay proposal voting for the proposal. The next stockholder advisory vote will be held at the 2019 Annual Meeting. The Committee will continue to consider the results of say-on-pay votes when making future compensation decisions for the NEOs.

NEO Compensation

Our NEO compensation consists of four elements: (1) base salary; (2) annual incentive (bonus) awards; (3) long-term incentive compensation, usually in the form of stock options; and (4) perquisites and benefits. The Committee assesses each of these elements independently from the other elements to ensure that the amount paid to each NEO for each compensation element is reasonable and, as a function of overall compensation paid, ensures that compensation for each NEO is reasonable in its totality.

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For 2016, total compensation for the Company’s NEOs was distributed as follows:

NEO	Base Salary	Annual Incentive (Bonus) Awards	Long-Term Incentive Compensation	Other Compensation	Total
Mr. Atsinger	61%	19%	12%	8%	100%
Mr. Masyr	80%	12%	7%	1%	100%
Mr. Evans	79%	14%	5%	2%	100%
Mr. Santrella	77%	16%	5%	2%	100%
Mr. Henderson	77%	14%	8%	1%	100%

Employment Agreements

All of the NEOs except Mr. Atsinger are employed pursuant to “at will” employment agreements without a fixed term length. Mr. Atsinger is employed pursuant to an employment agreement with a fixed three-year term. Each of the NEO employment agreements provides for a contractual rate of base salary to be paid. Mr. Atsinger’s current agreement was entered into as of July 1, 2016, and will expire on June 30, 2019. Mr. Masyr’s current agreement was entered into as of January 1, 2017, and the contractual rate of base salary will expire on December 31, 2019. Mr. Evans’ current agreement was entered into as of September 15, 2014, and the contractual rate of base salary will expire on September 14, 2017. Mr. Santrella’s current agreement was entered into as of January 1, 2017, and the contractual rate of base salary will expire on December 31, 2019. Mr. Henderson’s current agreement was entered into as of July 1, 2015, and the contractual rate of base salary will expire on June 30, 2018.

Base Salary

When determining recommended base salaries for the NEOs, the Committee generally evaluates salaries of the peer companies described in the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS—General Discussion—Benchmarking” above.

Where appropriate, adjustments are made to reflect the Company’s relative position within the peer group. The Committee also considers other factors including: (i) individual contribution and performance; (ii) Company performance; (iii) market conditions; (iv) retention needs; (v) experience; (vi) succession planning; (vii) historic practices; and (viii) internal equity.

Increases in the base salaries of the NEOs for 2016 were made pursuant to the terms of the agreements described in the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS—NEO Compensation—Employment Agreements” above.

Annual Incentive Compensation

Annual bonuses may be granted to NEOs from a target pool that is established at the beginning of the prior year paid in cash, stock or a combination thereof. Over the course of such year the Committee adjusts the size of the pool to reflect the financial performance of the Company. Although the Company may pay an aggregate amount of bonuses that is less than the full amount set forth in the pool, it generally does not pay and has not paid an aggregate amount that is greater than that which is in the pool.

All of the NEOs are eligible to receive discretionary annual bonuses. The amount to be paid as a bonus, if any, to any NEO is determined by the Committee after a review of the Company’s performance and the performance of each individual NEO. Ordinarily, this determination is made in the first quarter of each year, following completion of the Company’s financial statements for the prior year.

The Committee considers many factors when assessing the amount of any NEO’s annual bonus. The Committee has significant flexibility in awarding bonuses. The Company believes that this flexibility, and the Company’s history of rewarding performance, provide a strong motivating incentive to the NEOs to perform in a manner that will help the Company continue to achieve its goals and objectives.

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Given the changing nature and complexities of the media industry, the Committee’s decision to increase or decrease bonuses from year to year is generally based upon a variety of factors deemed appropriate by the Committee, including the financial performance of the Company and the individual areas of responsibility of each NEO. The Committee has broad discretion to make bonus determinations and it is not required to apply formulas or ranges based upon specific performance criteria. Factors generally considered by the Committee include: (i) earnings per share; (ii) return on invested capital; (iii) EBITDA growth; (iv) same station revenue growth; (v) same station operating income growth; (vi) non-broadcast EBITDA; (vii) relative stock price growth; and (viii) audience growth.

Annual Incentive Awards for 2016 Performance

Based on the financial performance of the Company, the Committee’s consideration of the factors described in the immediately preceding section and Company management’s recommendations, the bonuses to be paid to each NEO in 2017 for performance in 2016 were valued at $300,000 for Mr. Atsinger, $60,000 for Mr. Masyr, $87,500 for Mr. Evans, $90,000 for Mr. Santrella and $60,000 for Mr. Henderson. The Committee determined in early 2017 to grant awards of restricted stock in settlement of annual bonuses for 2016, with the number of restricted shares subject to each award determined by dividing the bonus amounts for each NEO by the per share closing price of the Company’s stock on the grant date. In accordance with SEC rules, these restricted stock awards are not reflected in the Summary Compensation Table of this Proxy Statement. The Company intends to reflect the awards in the “Stock Awards” column of the Summary Compensation Table of next year’s annual proxy statement.

Long-Term Incentive Compensation

The Company believes that equity-based compensation helps ensure that the interests of the NEOs are aligned with those of the Company’s stockholders. The Company also believes that equity-based compensation is a material element of compensation required to recruit and retain key executives and remain competitive with the Company’s peers. Lastly, the Company uses equity-based compensation, in particular stock options with long-term vesting, to incentivize long-term retention of key executives.

Stock Options

The Company’s equity-based compensation program is currently governed by the Stock Plan. The Stock Plan calls for stock options to be granted with exercise prices equal to the closing market price of the Company’s class A common stock on the date of grant. All stock options granted by the Company generally have value only if the market price of the class A common stock has increased by the time the options vest and are exercised. The Company’s option grants generally vest ratably over four years. Because the stock options do not have value unless the stock price increases above the grant date price, the Committee believes that stock options are a useful motivational tool.

In determining the size of stock option grants to NEOs, the Committee: (i) compares equity-based compensation awards to individuals holding comparable positions in the Company’s peer group; (ii) evaluates the Black-Scholes valuation of potential stock option grants; (iii) reviews Company performance against annual performance goals; and (iv) reviews individual performance against the individual’s annual incentive bonus objectives.

In March 2016, the Committee granted 25,000 incentive stock options to Mr. Masyr, 25,000 incentive stock options to Mr. Evans, 25,000 incentive stock options to Mr. Santrella and 25,000 incentive stock options to Mr. Henderson.

Also in March 2016, the Committee granted nonqualified stock options exercisable for 150,000 shares of Class A common stock to Mr. Atsinger (the “2016 Grant”). At the time of the 2016 Grant, the Stock Plan contained an annual per participant limit of 100,000 shares for plan awards that were intended to qualify as “performance-based compensation” pursuant to Section 162(m) of the Internal Revenue Code (the “Section 162(m) Provision”). Although Mr. Atsinger’s 2016 Grant was not intended to qualify as performance-based compensation for purposes of Section 162(m), it came to the Company’s attention that the 2016 Grant could be construed as exceeding the Section 162(m) Provision. The Board of Directors formed a special committee (“Special Committee”) to analyze the issues, and while the Section 162(m) Provision could be interpreted to only apply to stock options expressly intended to qualify as Section 162(m) performance-based compensation, the Special Committee determined in February 2017 to rescind the portion of the 2016 Grant arguably in excess of the Section 162(m) Provision relating to options exercisable for 50,000 shares of Class A common stock and took similar actions with respect to a March 2013 grant to Mr. Atsinger of nonqualified stock options exercisable for 50,000 shares of Class A common stock, of which options exercisable for 50,000 shares of Class A common stock were also rescinded.

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Perquisites and Benefits

The Company provides its NEOs with perquisites and employee benefits. Except as specifically noted elsewhere in this Proxy Statement, the employee benefits programs in which the NEOs participate (which provide benefits such as medical coverage, dental coverage, life insurance, disability insurance and annual contributions to a qualified 401(k) retirement plan) are generally the same programs offered to substantially all of the Company’s salaried employees.

Perquisites

The Committee does not view perquisites as a significant element of its overall compensation structure, but it does believe that providing perquisites can be a useful tool in attracting, motivating and retaining executive talent. The Company provided certain perquisites to its NEOs in 2016 as summarized below:

Use of Vehicles

Mr. Atsinger is provided a vehicle by the Company. The Committee made its determination to provide Mr. Atsinger with this perquisite based upon: (i) the fact that this perquisite has been given to this executive for many years, and (ii) a comparison of comparable perquisites for similar positions at peer companies.

Supplemental Medical, Travel and Expense Reimbursement for Mr. Atsinger

In addition to the basic group medical plan offered all employees, Mr. Atsinger receives reimbursement for all travel and medical expenses incurred by him for any medical treatment elected by him. This perquisite includes all medical expenses that are not covered under the Company’s medical benefits or plans. The Company may elect to provide this perquisite by obtaining supplemental medical insurance covering Mr. Atsinger at the Company’s cost or reimbursing Mr. Atsinger for any health, dental or vision expenses incurred by him that are not covered by the Company’s medical benefits programs. The Company also provides full reimbursement to Mr. Atsinger for any income or employment taxes applicable to this perquisite.

Payment of Filing and Regulatory Fees

The Company pays for the preparation of all regulatory and government filings required to be made by the NEOs solely as a result of their position as officers or directors of the Company or of the Company’s wholly-owned subsidiary, Salem Communications Holding Corporation. The Company also pays for the preparation and filing of all regulatory filings (including without limitation Hart-Scott-Rodino Act filing fees) that Mr. Atsinger is required to make as a result of the exercise of options granted to him for the purchase of the Company’s stock. The Committee’s determination to provide this perquisite to Mr. Atsinger was based on the possibility that such filings will need to be made if Mr. Atsinger elects to exercise any of his vested outstanding stock options.

Supplemental Life Insurance Coverage for Messrs. Evans and Santrella

In addition to the basic life insurance provided by the Company to all employees, the Company reimburses Messrs. Evans and Santrella an amount up to a maximum of $3,500 per year for life insurance on Mr. Evan’s life and Mr. Santrella’s life. Such reimbursement is grossed up to cover all statutory withholdings, and state and federal income taxes.

Split-Dollar Life Insurance

Salem has maintained split-dollar life insurance policies for its Chairman and Chief Executive Officer since 1997 in the amount of $20,000,000 each. Since 2003, the Company has been the owner of the split-dollar life insurance policies and pursuant to the terms of these policies, the Company will receive an amount equal to the sum of all premiums paid by the Company (without interest) through such date and the beneficiaries will receive all remaining insurance benefits under these policies.

Other Benefits

401(k) Plan

We maintain a 401(k) defined contribution plan (the “401(k) Plan”), which covers all eligible employees (as defined in the 401(k) Plan), including the NEOs. Participation in the 401(k) Plan by the NEOs is on the same basis as the Company’s other eligible employees. Participants are allowed to make non-forfeitable contributions up to 60% of their annual salary, but may not exceed the annual maximum contribution limitations established by the Internal Revenue Service. The Company currently matches 50% on the first 5% of the amounts contributed by each participant. During the year ending December 31, 2016, we contributed and expensed $1.9 million to the 401(k) Plan.

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Severance and Change-in-Control Benefits

Change in Control Agreements

The Company has not entered into a change in control agreement with any of its officers.

Severance and Other Termination Agreements

Upon certain types of terminations of employment, severance benefits may be paid to the NEOs. The severance benefits payable to each of the NEOs are addressed in their respective employment agreements and each NEO would receive the benefits provided under the NEO’s specific agreement. The severance and termination payments and benefits that would occur in the event of termination of employment are more fully described in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION—Potential Payments to the NEOs upon Termination or Change in Control”.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to the Company’s CEO as of the close of the taxable year and the next three most highly compensated executive officers, excluding the CFO.

The Committee believes that tax deductibility is an important factor, but only one factor, to be considered when evaluating its compensation policies and practices. While the Company’s compensation practices have generally been designed and implemented in a manner which would maintain tax deductibility, the Committee believes that in certain circumstances the interests of the Company may be better served by providing compensation that is not fully tax deductible. So, the Committee retains the discretion to award compensation that exceeds Section 162(m)’s deductibility limit.

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COMPENSATION COMMITTEE REPORT

This Compensation Committee Report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission (“SEC”), nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Salem Media Group, Inc. and its subsidiaries (the “Company”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the discussion and analysis of the Company’s executive compensation which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Definitive Proxy Statement filed on Schedule 14A under the Securities Exchange Act of 1934, as amended.

The Compensation Committee is composed of Richard A. Riddle, Chairman, Roland S. Hinz and James Keet Lewis.

COMPENSATION COMMITTEE

Richard A. Riddle, Chairman
Roland S. Hinz,
James Keet Lewis

March 8, 2017

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation of the NEOs for the Company’s fiscal years ended December 31, 2016, December 31, 2015, and December 31, 2014:

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards (2) ($)	All Other Compensation (3)(4) ($)	Total (5) ($)
Edward G. Atsinger III Chief Executive Officer	2016	977,423	—	198,750	125,117	1,301,290
	2015	998,846	325,000	—	123,229	1,447,075
	2014	936,442	300,000	—	118,196	1,354,638
Evan D. Masyr Executive Vice President & Chief Financial Officer	2016	402,308	—	33,125	6,625	442,058
	2015	404,375	65,000	—	6,625	476,000
	2014	376,231	60,000	—	4,428	440,659
David A. R. Evans President—New Media	2016	509,154	—	33,125	13,131	555,410
	2015	513,115	100,000	—	10,763	623,878
	2014	478,058	118,000	—	10,303	606,361
David P. Santrella President—Broadcast Media	2016	454,808	—	33,125	13,273	501,206
	2015	458,894	100,000	—	13,173	572,067
	2014	428,616	88,000	—	12,935	529,551
Christopher J. Henderson SVP, Legal and Human Resources, General Counsel and Secretary	2016	334,846	—	33,125	6,625	374,596
	2015	326,308	65,000	—	4,212	395,520
	2014	295,240	60,000	—	6,375	361,615

(1)	Amounts set forth in the “Bonus” column represent bonuses earned for performance in the reflected fiscal year. The amounts set forth for 2015 and 2014 have been revised from the amounts reflected in the Company’s annual proxy statements for the prior two years, as those proxy statements reflected bonuses paid in the reflected year, rather than bonuses earned in the reflected year. The amounts reflected for 2016 are $0 because the Committee determined in early 2017 to grant awards of restricted stock in settlement of annual bonuses for the 2016 performance year. In accordance with SEC rules, these restricted stock awards will be reflected in the “Stock Awards” column of the Summary Compensation Table in the Company’s 2018 annual proxy statement.

(2)	Represents the aggregate grant date fair value of option awards granted within the fiscal year in accordance with FASB ASC Topic 718 for stock-based compensation. These amounts reflect the total grant date fair value for these awards and do not correspond to the actual cash value that will be recognized by the grantee when received. For a detailed discussion of the assumptions made in the valuation of option awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

(3)	Amounts set forth in the All Other Compensation column consist of the following:

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Item	Mr. Atsinger ($)	Mr. Masyr ($)	Mr. Evans ($)	Mr. Santrella ($)	Mr. Henderson ($)
Perquisites and Other Personal Benefits (2016)	107,059	—	6,506	6,648	—
Company Contributions to 401(k) Plan (2016)	—	6,625	6,625	6,625	6,625
Medical, Dental, Life, Vision and Disability Premiums (2016)	18,058	—	—	—	—

TOTAL (2016)	125,117	6,625	13,131	13,273	6,625

(1)	Includes the following perquisites and personal benefits which have been valued by the Company based upon the incremental cost to the Company of providing these perquisites and personal benefits to the Named Executive Officers:

Perquisite or Personal Benefit	Mr. Atsinger ($)	Mr. Masyr ($)	Mr. Evans ($)	Mr. Santrella ($)	Mr. Henderson ($)
Personal Use of Company Vehicle (2016)	4,836	—	—	—	—
Split-Dollar Life Insurance Premiums (2016)	97,071	—	—	—	—
Supplemental Medical, Travel and Expense Reimbursement (2016)	5,152	—	—	—	—
Supplemental Life Insurance Premiums (2016)	—	—	6,506	6,548	—
Miscellaneous (2016)	—	—	—	100

TOTAL (2016)	107,059	—	6,506	6,648	—

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Grants of Plan-Based Awards in 2016

The Committee granted stock options to each NEO on March 8, 2016 under the Stock Plan, in the amounts reflected in the table below. The Company did not make any other grants of plan-based awards in 2016.

GRANT OF PLAN-BASED AWARDS(1)

		Option Awards (2)
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(3) ($)
Mr. Atsinger	3/08/16	150,000	$4.85	$198,750
Mr. Masyr	3/08/16	25,000	$4.85	$33,125
Mr. Evans	3/08/16	25,000	$4.85	$33,125
Mr. Santrella	3/08/16	25,000	$4.85	$33,125
Mr. Henderson	3/08/16	25,000	$4.85	$33,125

(1)	Awards granted under the Company’s Stock Plan.

(2)	All stock options granted hereunder are service-based awards to purchase shares of the Company’s Class A common stock pursuant to the terms of the Stock Plan. The options vest ratably in equal 25% installments of the first, second, third and fourth anniversary of the option grant date, with each installment expiring on the fifth anniversary of its vest date.

(3)	The value for the stock option awards listed in this column is calculated as the total grant date fair market value determined on an aggregate basis for each award in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for stock-based compensation. These amounts reflect the total grant date fair value for these awards and do not correspond to the actual cash value that will be recognized by the grantee when received. For a detailed discussion of the assumptions made in the valuation of option awards, please see the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2016, in respect of all outstanding equity awards held by the NEOs.

	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date

Edward G. Atsinger III	50,000			$6.92	03/11/2019
	50,000			$6.92	03/11/2020
	50,000			$6.92	03/11/2021
		37,500	(2)	$4.85	03/08/2022
		37,500	(5)	$4.85	03/08/2023
		37,500	(7)	$4.85	03/08/2024
		37,500	(8)	$4.85	03/08/2025

Evan D. Masyr	8,750			$6.92	03/11/2019
	8,750			$6.92	03/11/2020
	8,750			$6.92	03/11/2021
		16,000	(1)	$2.74	03/07/2022
		16,000	(4)	$2.74	03/07/2022
		16,000	(6)	$2.74	03/07/2022
		8,750	(3)	$6.92	03/11/2022
		6,250	(2)	$4.85	03/08/2022
		6,250	(5)	$4.85	03/08/2023
		6,250	(7)	$4.85	03/08/2024
		6,250	(8)	$4.85	03/08/2025

David A.R. Evans	8,750			$6.92	03/11/2019
	8,750			$6.92	03/11/2020
	8,750			$6.92	03/11/2021
		8,750	(3)	$6.92	03/11/2022
		6,250	(2)	$4.85	03/08/2022
		6,250	(5)	$4.85	03/08/2023
		6,250	(7)	$4.85	03/08/2024
		6,250	(8)	$4.85	03/08/2025

David P. Santrella	8,750			$6.92	03/11/2019
	8,750			$6.92	03/11/2020
	8,750			$6.92	03/11/2021
		20,000	(1)	$2.74	03/07/2022
		20,000	(4)	$2.74	03/07/2022
		20,000	(6)	$2.74	03/07/2022
		8,750	(3)	$6.92	03/11/2022
		6,250	(2)	$4.85	03/08/2022
		6,250	(5)	$4.85	03/08/2023
		6,250	(7)	$4.85	03/08/2024
		6,250	(8)	$4.85	03/08/2025

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	Option Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
Name	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date

Christopher J. Henderson	7,000			$2.38	09/28/2020
	12,000			$2.74	03/07/2020
	12,000			$2.74	03/07/2021
	8,750			$6.92	03/11/2020
	8,750			$6.92	03/11/2021
		12,000	(1)	$2.74	03/07/2022
		12,000	(4)	$2.74	03/07/2022
		12,000	(6)	$2.74	03/07/2022
		8,750	(3)	$6.92	03/11/2022
		6,250	(2)	$4.85	03/08/2022
		6,250	(5)	$4.85	03/08/2023
		6,250	(7)	$4.85	03/08/2024
		6,250	(8)	$4.85	03/08/2025

(1)	Unexercisable options vest March 7, 2017.
(2)	Unexercisable options vest March 8, 2017.
(3)	Unexercisable options vest March 11, 2017.
(4)	Unexercisable options vest March 7, 2018.
(5)	Unexercisable options vest March 8, 2018.
(6)	Unexercisable options vest March 7, 2019.
(7)	Unexercisable options vest March 8, 2019.
(8)	Unexercisable options vest March 8, 2020.

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Option Exercises and Stock Vested

The following table sets forth the stock options exercised by the NEOs in 2016. No vesting of stock awarded to any of the NEOs occurred during 2016.

OPTION EXERCISES AND STOCK VESTED

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Edward G. Atsinger III	—	—
Evan D. Masyr	78,000	340,730
David A.R. Evans	73,500	301,405
David Santrella	57,496	300,813
Christopher J. Henderson	—	—

Potential Payments to the NEOs upon Termination or Change in Control

Employment Agreement with Mr. Atsinger

Under the terms of his employment agreement, if Mr. Atsinger’s employment is terminated by reason of death prior to the expiration of the term, his estate is entitled to receive: (a) the actual earned and accrued portion of his base salary to the extent not already paid, (b) the actual earned and accrued portion of his incentive bonus for any period not already paid, (c) amounts to which he is entitled under the Company’s benefit plans, (d) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards, and (e) continued coverage of Mr. Atsinger’s dependents under all applicable Company health benefit plans for a period of 12 months.

If Mr. Atsinger’s employment is terminated upon disability (as defined in his employment agreement), he is entitled to receive: (a) the actual earned and accrued portion of his base salary to the extent not already paid, (b) a severance payment equal to 100% of his then current annual base salary for a period of 15 months, (c) the actual earned and accrued portion of his incentive bonus for any period not already paid, (d) amounts to which he is entitled under the Company’s benefit plans, and (e) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards.

If Mr. Atsinger’s employment is terminated by the Company without cause (as defined in his employment agreement), he is entitled to receive: (a) the actual earned and accrued portion of his base salary to the extent not already paid, (b) the actual earned and accrued portion of his incentive bonus for any period not already paid, and (c) a severance payment equal to his then current annual base salary for a period of six months or the remainder of the term of the employment agreement, whichever is longer.

The employment agreement also contains provisions that: (a) grant the Company a right of first refusal on all corporate opportunities presented to Mr. Atsinger and (b) restrict Mr. Atsinger’s ability to interfere with the business of the Company or solicit Company employees for a period of two years following such retirement or termination. Compliance by Mr. Atsinger with these obligations is a condition to the Company’s obligation to provide the above termination benefits.

Employment Agreement with Mr. Masyr

Under the terms of his agreement, if Mr. Masyr’s employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his then base salary accrued through the date of termination to the extent not already paid and (b) his actual earned incentive bonus for any period not already paid.

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If Mr. Masyr’s employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive a severance payment in an amount equal to the base salary Mr. Masyr would have otherwise received for a period of six months from the date of termination had he remained employed with the Company.

The employment agreement with Mr. Masyr also contains a provision that restricts his ability to interfere with the business of the Company or solicit Company employees for a period of six months following termination of employment for any reason. Compliance by Mr. Masyr with this obligation is a condition to the Company’s obligation to provide the above termination benefits.

Employment Agreement with Mr. Evans

Under the terms of his employment agreement, if Mr. Evans’ employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his then base salary through the date of termination to the extent not already paid and (b) his actual earned incentive bonus for any period not already paid. Additionally, if Mr. Evan’s employment is terminated by reason of death, his estate is entitled to receive immediate, 100% vesting of outstanding unvested stock options and other equity-based awards.

If Mr. Evans’ employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive: (a) a severance payment in an amount equal to the base salary Mr. Evans would have otherwise received for a period of six months from the date of termination had he remained employed with the Company and (b) professional outplacement assistance for 12 consecutive months from the termination date.

The employment agreement with Mr. Evans also contains a provision that restricts his ability to interfere with the business of the Company or solicit Company employees for a period of six months following termination of employment for any reason. Compliance by Mr. Evans with these obligations is a condition to the Company’s obligation to provide the above termination benefits.

Employment Agreement with Mr. Santrella

Under the terms of his employment agreement, if Mr. Santrella’s employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his then base salary accrued through the date of termination to the extent not already paid and (b) his actual earned incentive bonus for any period not already paid.

If Mr. Santrella’s employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive a severance payment in an amount equal to the base salary Mr. Santrella would have otherwise received for a period of six months from the date of termination had he remained employed with the Company.

The employment agreement with Mr. Santrella also contains a provision that restricts his ability to interfere with the business of the Company or solicit Company employees for a period of six months following termination of employment for any reason. Compliance by Mr. Santrella with this obligation is a condition to the Company’s obligation to provide the above termination benefits.

Employment Agreement with Mr. Henderson

Under the terms of his employment agreement, if Mr. Henderson’s employment is terminated by reason of death, disability or otherwise for cause (as defined in his employment agreement), he or his estate is entitled to receive: (a) a payment equal to his then base salary accrued through the date of termination to the extent not already paid and (b) his actual earned incentive bonus for any period not already paid.

If Mr. Henderson’s employment is terminated by the Company without cause (as defined in his employment agreement), he is also entitled to receive a severance payment in an amount equal to the base salary Mr. Henderson would have otherwise received for a period of six months from the date of termination had he remained employed with the Company.

Payments in the Event of Death

The following table sets forth the estimated value of payments that the estate of the NEOs would be entitled to receive assuming a death occurring as of December 31, 2016 and that the price per share of the Company’s class A common stock is $6.25, which is an amount equal to the stock’s NASDAQ market closing price on December 31, 2016.

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Name	Value of Equity Awards Vesting on Termination ($)	Life Insurance Proceeds ($)	Value of Continued Benefits Coverage ($)	TOTAL ($)
Mr. Atsinger	52,500	18,898,709	5,207	18,956,416
Mr. Masyr	-	̶	-	-
Mr. Evans	35,000	2,500,000	-	2,535,000
Mr. Santrella	-	2,000,000	-	2,000,000
Mr. Henderson	-		-	-

Payments in the Event of Disability

The following table sets forth the estimated value of benefits that the NEOs would be entitled to receive assuming a disability occurring as of December 31, 2016.

Disability as defined in the employment agreement for Mr. Atsinger generally means any mental or physical impairment which prevents the executive at any time during the term from performing the essential functions of his full duties for a period of 180 days within any 270 day period and the executive fails to return to work within 10 days of notice by the Company of its intention to terminate employment. Disability as defined in the employment agreements for Messrs. Masyr, Evans, Santrella and Henderson generally means any mental or physical impairment which prevents the executive from performing the essential functions of his full duties for a period of 90 days during any 365 day period and the executive fails to return to work within 10 days of notice by the Company of its intention to terminate employment.

Name	Value of Salary Continuation and Severance ($)	Value of Equity Awards Vesting on Termination ($)	Value of Benefits Coverage ($)	TOTAL ($)
Mr. Atsinger	1,221,779	52,500	-	1,274,279
Mr. Masyr	-	-	-	-
Mr. Evans	-	-	-	-
Mr. Santrella	-	-	-	-
Mr. Henderson	-	-	-	-

Payments in the Event of Termination Without Cause

The following table sets forth the estimated value of benefits that the NEOs would be entitled to receive assuming a termination without cause occurring as of December 31, 2016.

Termination for cause generally means: (a) death; (b) disability (as generally defined above); (c) continued gross negligence, malfeasance or gross insubordination in performing duties assigned to the executive; (d) a conviction of a crime involving moral turpitude; (e) an egregious act of dishonesty in connection with employment or a malicious act toward Company or its subsidiaries, (f) a violation of the confidentiality provisions contained in the employment agreement, (g) a willful breach of the employment agreement; (h) disloyalty; or (i) material and repeated failure to carry out reasonably assigned duties or instructions consistent with the executive’s position.

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Name	Value of Salary Continuation and Severance ($)	Value of Equity Awards Vesting on Termination ($)	Value of Benefits Coverage ($)	Value of Outplacement Services ($)		TOTAL ($)
Mr. Atsinger	511,267	-	-	-		511,267
Mr. Masyr	210,438	-	-	-		210,438
Mr. Evans	266,327	-	-	28,000	(1)	294,327
Mr. Santrella	237,900	-	-	-		237,900
Mr. Henderson	175,150	-	-	-		175,150

(1)	The Company is currently seeking a contract with a new vendor for outplacement services. The number reflected in the table above represents the total annual fee for outplacement services as specified in the Company’s contract with the previous vendor.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2016, with respect to shares of our Class A common stock that may be issued under the Stock Plan, our only existing equity compensation plan. As of December 31, 2016, a maximum of 5,000,000 shares were authorized under the Stock Plan, of which 1,720,000 were outstanding and 841,625 were exercisable.

	Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,720,000	$5.12	914,262
Equity compensation plans not approved by security holders	—	—	—

Total	1,720,000	$5.12	914,262

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DIRECTOR COMPENSATION

Non-employee Directors of the Company receive an annual retainer and fees. The following table sets forth the compensation of the Company’s non-employee Directors in 2016:

Name	Fees Earned (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	TOTAL ($)
Roland S. Hinz	46,500	—	—	46,500
Richard A. Riddle	53,000	—	—	53,000
Jonathan Venverloh	51,500	—	—	51,500
James Keet Lewis	51,000	—	—	51,000
Eric Halvorson	73,500	—	—	73,500
Edward C. Atsinger	26,129	—	—	26,129
Stuart W. Epperson Jr.	26,129	—	—	26,129

(1)	Reflects all fees paid to non-employee Directors for participation in regular, special and telephonic meetings of the Board and committees and retainer fees.
(2)	No stock was awarded to non-employee Directors in 2016. As of December 31, 2016, each Director beneficially owned the following number of shares of the Company’s Class A common stock: Mr. Hinz held 20,339 shares; Mr. Riddle held 101,891 shares; Mr. Venverloh held 35,000 shares; Mr. Lewis held 2,000 shares; Mr. Halvorson held 9,800 shares; Mr. Atsinger held 1,093,078 shares; and Mr. Epperson Jr. held 113,428 shares.
(3)	No stock options were awarded to non-employee Directors in 2016. As of December 31, 2016, each Director held the following number of outstanding options to purchase the Company’s Class A common stock: Mr. Hinz held 22,000 options; Mr. Riddle held 22,000 options; Mr. Venverloh held 22,000 options; Mr. Lewis held 2,000 options; Mr. Halvorson held 0 options; Mr. Atsinger held 0 options; and Mr. Epperson Jr. held 0 options.

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The cash compensation paid as of December 31, 2016 to the Company’s non-employee Directors (“Designated Directors”) as approved by the Company’s Board of Directors at the recommendation of the Compensation Committee is as follows:

COMPENSATION	AMOUNT	PAYABLE TO	PAYABLE
Annual Retainer	$30,000	Designated Directors	Quarterly

Attendance Fee (Full Company Board)	$2,500	Designated Directors	Per Regularly Scheduled Company Board Meeting

Attendance Fee (Full Company Board)	$1,500	Designated Directors	Per Special Telephonic Company Board Meeting

Attendance Fee (Board Committee)	$1,500	Designated Director Committee Members	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Audit and Compensation Committees)	$2,000	Chairperson of Audit and Compensation Committees	Per Regularly Scheduled or Noticed Committee Meeting

Chairperson Fee (Nominating and Corporate Governance Committee)	$1,000	Chairperson of Nominating and Corporate Governance Committee	Per Regularly Scheduled or Noticed Committee Meeting

Attendance Fee (Special Committee)	$1,500	Special Committee Members	Per Special Committee Meeting or Task

Chairperson Fee (Special Committee)	$1,000	Special Committee Members	Per Special Committee Meeting or Task

In addition to the above fees, Directors are compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board of Directors or by a standing committee of the full Board of Directors, with such compensation determined by the establishing body at the time the special committee or subcommittee is established. Designated Directors who are also chairmen of the Company’s Board committees shall receive the applicable chairperson fee in addition to a committee attendance fee for each regularly scheduled Company Board committee meeting. Designated Directors shall also receive reimbursement for all reasonable out-of-pocket expenses in connection with travel to and attendance at regularly scheduled Company Board and Board committee meetings.

Company Directors who are also employees of the Company (Stuart W. Epperson, Chairman of the Board, and Edward G. Atsinger III, CEO) are not additionally compensated for their services as Directors. Compensation for Mr. Atsinger is summarized in the “Summary Compensation Table” appearing in this Proxy Statement under the heading “EXECUTIVE COMPENSATION.”

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission (“SEC”), nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Salem Media Group, Inc. and its subsidiaries (the “Corporation”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee (the “Committee”) is to oversee, on behalf of the entire board of directors (the “Board”): (a) the accounting and financial reporting processes of the Corporation, (b) the audits of the Corporation’s financial statements, (c) the qualifications, independence and performance of the public accounting firm engaged as the Corporation’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Corporation, and (d) the performance of the Corporation’s internal auditor and independent registered public accounting firm.

The Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements, including requirements pertaining to the NASDAQ Stock Market listing standards definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2016, the Committee held seven meetings, three of which were regularly scheduled in-person meetings, three of which were telephonic and one of which was a special meeting. The Committee’s meeting agendas are established by the Committee Chairman based upon the Committee’s charter and an annual meeting planner approved by the entire Committee. At each of these meetings, the Committee met with the senior members of the Corporation’s financial management team and General Counsel. Additionally, the Corporation’s internal auditor met with the Committee at the three regularly scheduled in-person meetings and the independent registered public accounting firm met with the Committee at six meetings. Prior to each regularly scheduled meeting, the Chairman of the Committee also met privately with the Corporation’s independent registered public accounting firm and, separately, with the Corporation’s internal auditor, at which times candid discussions of financial management, accounting and internal control issues took place.

The Committee appointed SingerLewak LLP as the Corporation’s independent registered public accounting firm for the year ended December 31, 2016, but dismissed SingerLewak LLP and appointed a new firm, Crowe Horwath, LLP as of May 10, 2016. The Committee reviewed with the Corporation’s financial managers, the independent registered public accounting firm, and the Corporation’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Corporation’s financial reporting.

The Corporation’s management is primarily responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. As the Corporation’s independent registered public accounting firm, Crowe Horwath LLP is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2016. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”).

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the rules of the PCAOB and the Committee has discussed with the independent registered public accounting firm that firm’s independence from the Corporation and its management. The Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Corporation is compatible with the auditor’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 to be filed with the SEC.

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The Audit Committee is composed of Eric Halvorson, Chairman, Richard Riddle and James Keet Lewis.

AUDIT COMMITTEE

Eric Halvorson, Chairman
Richard Riddle
James Keet Lewis
March 8, 2017

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A and Class B common stock as of March 15, 2017 (unless otherwise indicated) by: (a) each person believed by the Company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock; (b) each Director; (c) each of the NEO’s; and (d) all Directors and NEO’s as a group.

	Class A Common Stock			Class B Common Stock			% Vote of All Classes of
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)	Common Stock(2)
Stuart W. Epperson	3,804,922	(3)	18.13%	2,776,848	(4)	50.00%	41.26%
Nancy A. Epperson	3,804,922	(3)	18.13%	2,776,848	(4)	50.00%	41.26%
Edward G. Atsinger III	4,469,134	(5)	21.29%	2,776,848	(5)	50.00%	42.12%
Edward C. Atsinger	1,093,078	(6)	5.21%	—		—	1.43%
Stuart W. Epperson Jr.	113,428	(7)	*	—		—	*
Roland S. Hinz	44,650	(8)	*	—		—	*
Richard A. Riddle	123,891	(9)	*	—		—	*
Jonathan Venverloh	57,000	(10)	*	—		—	*
James Keet Lewis	4,000	(11)	*	—		—	*
Eric Halvorson	9,800	(12)	*	—		—	*
David P. Santrella	80,736	(13)	*	—		—	*
David A.R. Evans	103,662	(14)	*	—		—	*
Evan Masyr	72,779	(15)	*	—		—	*
Christopher J. Henderson	85,592	(16)	*	—		—	*
All Directors and NEO’s as a group	10,062,672		47.94%	5,553,696		100.00%	85.72%
Gabelli Funds, LLC One Corporate Center Rye, NY 10580	1,743,821	(17)	8.31%	—		—	2.28%
Neuberger Berman Group, LLC 605 Third Avenue 41st Floor New York, NY 10158	573,458	(18)	2.73%	—		—	*
Dimensional Fund Advisors, L.P.	1,038,800	(19)	4.95%	—		—	1.36%
6300 Bee Cave Road, Building One
Austin, TX 78746
Epperson Children’s Trusts	1,012,520	(20)	4.82%	—		—	1.32%

*	Less than 1%.
(1)	Except as otherwise indicated, the address for each person is c/o Salem Media Group, Inc., 4880 Santa Rosa Road, Camarillo, California 93012. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of March 15, 2017, are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
(2)	Percentage voting power is based upon 20,458,322 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of March 15, 2017, plus shares of Class A common stock that are subject to options exercisable by holders within 60 days of March 15, 2017 and the general voting power of one (1) vote for each share of Class A common stock and ten (10) votes for each share of Class B common stock.
(3)	Includes 1,012,520 shares of Class A common stock held by trusts of which Mr. and Mrs. Epperson are trustees and shares held directly by Mr. and Mrs. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and share voting and dispositive power; therefore, their combined beneficial ownership is shown in the table. Includes 130,000 shares of Class A common stock subject to options that are exercisable within 60 days.

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(4)	These shares of Class B common stock are held directly by Mr. Epperson.
(5)	These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes 100,000 shares of Class A common stock subject to options that are exercisable within 60 days.
(6)	Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust and these shares are also included in the shares beneficially owned by Edward G. Atsinger III as reflected in this table. Also includes 3,000 shares of Class A common stock held by a trust for the benefit of Edward C. Atsinger. Edward C. Atsinger and his wife are trustees of the trust. These 3,000 shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table.
(7)	These shares of Class A common stock are held in custody for Mr. Epperson Jr.’s four (4) minor children.
(8)	Includes 1,411 shares held by Mr. Hinz’s wife. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife. Also includes 900 shares held by a trust for which Mr. Hinz is trustee and 22,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(9)	Includes 22,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(10)	2,000 shares of Class A common stock are held directly by Mr. Venverloh and 33,000 shares of Class A common stock are held by Jonathan and Mehridith Venverloh as trustees of the Ecclesiastes Trust 2004 U/A 11/19/04. Also includes 22,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(11)	Includes 2,000 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(12)	8,000 shares of Class A common stock are held directly by Mr. Halvorson in an IRA and 1,800 shares are held by a trust of which Mr. and Mr. Halvorson are trustees.
(13)	Includes 61,250 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(14)	Includes 41,250 shares of Class A common stock subject to options that are exercisable within 60 days.
(15)	Includes 57,250 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(16)	Includes 1,581 shares held in Mr. Henderson’s 401(k) plan and 75,500 shares of Class A common stock subject to stock options that are exercisable within 60 days.
(17)	The ownership of common stock and voting percentage calculations are made as of December 31, 2016 based on information obtained from the National Association of Securities Dealers Automated Quotations (“NASDAQ”).
(18)	This information is based on the Schedule 13G/A filed by Neuberger Berman Group LLC with the SEC on February 15, 2017.
(19)	This information is based on the Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 9, 2017.
(20)	The shares of Class A common stock are held by the Kathryn Epperson Fonville Trust u/d/t 3/31/99, Stuart W. Epperson, Jr. Trust u/d/t 3/31/99, Kristine J. Epperson McBride Trust u/d/t 3/31/99 and Karen Epperson DeNeui Trust u/d/t 3/31/99 (collectively the “Trusts”). There is a voting arrangement in place whereby a majority of the shares held collectively by the Trusts must be voted in order for all the shares of the Trusts to be voted. The total shares held in all of the Trusts are included in shares beneficially owned by Stuart W. Epperson but are not included in shares beneficially owned by Stuart W. Epperson Jr. as reflected in this table.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Leases with Related Persons

As of March 30, 2017, Salem leased the studios and tower and antenna sites described in the table below from Edward G. Atsinger III, Chief Executive Officer and Director of Salem, and Stuart W. Epperson, Chairman of Salem’s Board of Directors. All such leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, Salem believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

Market	Station Call Letters	2016 Annual Rental(1)	2015 Annual Rental(2)	Expiration Date(3)
Leases with both Messrs. Atsinger and Epperson:
Boston, MA	WBIX-AM (4)	$100,470	$43,663	2017
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM(5)	197,728	195,945	2036
Sacramento, CA	KFIA-AM(4)	124,919	122,383	2036
Los Angeles, CA	KTIE-AM(6)	32,126	31,873	2026
San Antonio, TX	KSLR-AM (Day site)(4)	48,840	48,840	2017
Dallas, TX	KLTY-FM (4)	36,921	35,163	2020
Houston-Galveston, TX	KNTH-AM(4)	50,348	49,868	2023
Houston-Galveston, TX	KTEK-AM(4)	48,243	45,946	2037
Philadelphia, PA	WFIL-AM/WNTP-AM(5)	212,576	210,551	2023
Phoenix, AZ	KPXQ-AM(4)	70,277	69,608	2023
Portland, OR	KPDQ-AM(4)	29,649	29,367	2023
Seattle—Tacoma, WA	KLFE-AM(4)	39,155	38,782	2023
Seattle—Tacoma, WA	KNTS-AM(4)	39,155	38,782	2023
San Antonio, TX	KSLR-AM (Night site)(4)	20,139	19,947	2023
San Francisco, CA	KFAX-AM(4)	240,552	238,260	2023
Denver-Boulder, CO	KNUS-AM(4)	38,993	27,282	2036
Orlando, FL	WTLN-AM(4)	80,004	80,004	2045
St. Louis, MO	KXFN-AM (Night site)(4)	15,000	-	2036

Subtotal		$1,425,095	$1,326,264

Lease with Mr. Atsinger:
San Diego, CA	KPRZ-AM(4)	185,497	180,094	2028

Total		$1,610,592	$1,506,358

(1)	Annual rent calculated as of December 31, 2016.
(2)	Annual rent calculated as of December 31, 2015.
(3)	The expiration date reported for certain facilities represents the expiration date assuming exercise of all lease term extensions at the Company’s option.
(4)	Antenna/Tower Site.
(5)	Antenna/Tower/Studio Site.
(6)	Office/Studio Site.

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Rental expense paid by Salem to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2016 amounted to approximately $1.7 million. Rental expense paid by Salem to Mr. Atsinger or trusts created for the benefit of his family for 2016 amounted to approximately $0.2 million. Rental expense paid by Salem to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2015 amounted to approximately $1.5 million. Rental expense paid by Salem to Mr. Atsinger or trusts created for the benefit of his family for 2015 amounted to approximately $0.2 million.

Local Marketing Agreement with East Bay Broadcasting, LLC

In 2016, Edward G. Atsinger III, Chief Executive Officer and Director of Salem, and Stuart W. Epperson, Chairman of Salem’s Board of Directors, formed East Bay Broadcasting, LLC (“East Bay”) to acquire radio station KTRB(AM) in San Francisco, CA (FCC ID: 66246). East Bay entered into a Local Marketing Agreement (“LMA”) with New Inspiration Broadcasting Company, Inc. (“New Inspiration”), a subsidiary of Salem, on December 15, 2016. The LMA has a term of six (6) years and a monthly payment of $25,000 for the first year, $26,500 for the second year, $28,000 for the third year, $29,500 for the fourth year, $31,000 for the fifth year and $32,500 for the sixth and final year of the LMA. Under the LMA, New Inspiration will also reimburse East Bay for all reasonable out of pocket costs associated with or arising out of the operation of the station.

Radio Stations Owned by the Eppersons

During 2014, 2015 and 2016, Nancy A. Epperson, the wife of the Chairman of the Board, Stuart W. Epperson and mother of Board member Stuart W. Epperson Jr., served as an officer, director and stockholder of several radio broadcasting entities as follows:

•	Secretary, Treasurer, and a Director of Truth Broadcasting Corporation, licensee of: KTIA-FM, Huxley, Iowa; KUTR(AM), Taylorsville, Utah; WCRU(AM), Dallas, North Carolina; WDRU(AM), Creedmoor, North Carolina; WKEW(AM), Greensboro, North Carolina; WPOL(AM), Winston-Salem, North Carolina; WSMX(AM), Winston-Salem, North Carolina; WFMO(AM), Fairmont, North Carolina; WSTS(FM), Fairmont, North Carolina; and WTRU(AM), Kernersville, North Carolina.

•	President, a Director and 100% stockholder of Chesapeake-Portsmouth Broadcasting Corporation, licensee of: WBOB(AM), Jacksonville, Florida; WHKT(AM), Portsmouth, Virginia; WLES(AM), Bon Air, Virginia; WCPK(AM), Chesapeake, Virginia; WPMH(AM), Portsmouth, Virginia; WTJZ(AM), Newport News, Virginia; WMUV-AM, Brunswick, Georgia; and WSOS-FM, Fruit Cove, Florida.

•	President and a Director of Delmarva Educational Association, licensee of: WAYL-FM, St. Augustine, Florida; WCRJ(FM), Jacksonville, Florida; WTRJ-FM, Orange Park, Florida; WWIP(FM), Cheriton, Virginia; WATY(FM), Folkston, Virginia; WNTW(AM), Chester, Virginia; WONA(AM), Richmond, Virginia; WZEZ(AM), Goochland, Virginia; and WZNZ(AM), Atlantic Beach, Florida, licensed to Queen of Peace Radio, Inc. programmed by DEA under a Time Brokerage Agreement.

During 2014, 2015 and 2016, Director Stuart W. Epperson Jr., the son of the Chairman of the Board, Stuart W. Epperson, served as the following:

•	CEO, President and 100% stockholder of Truth Broadcasting Corporation, licensee of: KTIA-FM, Huxley, Iowa; KUTR(AM), Taylorsville, Utah; WCRU(AM), Dallas, North Carolina; WDRU(AM), Creedmoor, North Carolina; WKEW(AM), Greensboro, North Carolina; WPOL(AM), Winston-Salem, North Carolina; WSMX(AM), Winston-Salem, North Carolina; WFMO(AM), Fairmont, North Carolina; WSTS(FM), Fairmont, North Carolina; and WTRU(AM), Kernersville, North Carolina.

•	Director of Chesapeake-Portsmouth Broadcasting Corporation, licensee of: WBOB(AM), Jacksonville, Florida; WHKT(AM), Portsmouth, Virginia; WLES(AM), Bon Air, Virginia; WCPK(AM), Chesapeake, Virginia; WPMH(AM), Portsmouth, Virginia; WTJZ(AM), Newport News, Virginia; WMUV-AM, Brunswick, Georgia; and WSOS-FM, Fruit Cove, Florida.

•	Director of Delmarva Educational Association, licensee of: WAYL-FM, St. Augustine, Florida; WCRJ(FM), Jacksonville, Florida; WTRJ-FM, Orange Park, Florida; WWIP(FM), Cheriton, Virginia; WATY(FM), Folkston, Virginia; WNTW(AM), Chester, Virginia; WONA(AM), Richmond, Virginia; WZEZ(AM), Goochland, Virginia; and WZNZ(AM), Atlantic Beach, Florida, licensed to Queen of Peace Radio, Inc. programmed by DEA under a Time Brokerage Agreement.

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The markets in which these radio stations are located are not currently served by stations owned and operated by the Company. Under his employment agreement, Chairman of the Board, Mr. Epperson, is required to offer the Company a right of first refusal of opportunities related to our business.

Radio Stations Owned by Mr. Hinz

During 2014, 2015, and 2016, Mr. Hinz, a Salem Director, through Hi-Favor Broadcasting, LLC, has and continues to operate the following radio stations in Southern California: (a) KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively); and (b) KSDO-AM, San Diego, California. Additionally, through the Association for Community Education, Inc., Mr. Hinz has and continues to operate KDRH-AM, King City, California; KEYQ-AM, Fresno, California; KGZO-AM, Shafter, California; and KMRO-AM, Camarillo, California. These radio stations are formatted in Christian Teaching and Talk programming in the Spanish language.

Know the Truth – Mr. Riddle and Mr. Lewis

Know the Truth is a non-profit organization that is a customer of Salem. During 2014, 2015 and 2016, Know the Truth paid the Company approximately $0.5 million, $0.4 million and $0.4 million, respectively, for airtime on its stations. Mr. Riddle joined the Know the Truth board in 2010 and Mr. Lewis joined the Know the Truth board in 2016 and both remain a member of this board.

Truth for Life – Mr. Riddle

Truth for Life is a non-profit organization that is a customer of Salem. During 2014, 2015 and 2016, Truth for Life paid the Company approximately $2.2 million each year for airtime on its stations. Mr. Riddle joined the Truth for Life board in 2010 and remains a member of this board.

Split-Dollar Life Insurance

The Company has maintained split-dollar life insurance policies for its Chairman and Chief Executive Officer since 1997. Since 2003, the company has been the owner of the split-dollar life insurance policies and is entitled to recover all of the premiums paid on these policies. The company records an asset based on the lower of the aggregate premiums paid or the insurance cash surrender value. The premiums were $386,000 for each of the years ended December 31, 2016, 2015 and 2014. As of December 31, 2016, 2015, and 2014, the company recorded the net cash surrender value of these policies as assets of $1.0 million, $0.6 million and $0.2 million, respectively. The cumulative premiums paid on these policies were $2.6 million, $2.5 million and $1.9 million, respectively. Benefits above and beyond the cumulative premiums paid will go to the beneficiary trusts established by each of the Chairman and Chief Executive Officer.

Transportation Services Supplied by Atsinger Aviation

From time to time, the Company rents aircraft from a company owned by Edward G. Atsinger III, Chief Executive Officer and Director of Salem. As approved by the independent members of the company’s Board of Directors, the Company rents these aircraft on an hourly basis at what the Company believes are market rates and uses them for general corporate needs. Total rental expense for these aircraft for 2016, 2015 and 2014 amounted to approximately $301,000, $133,000 and $274,000, respectively.

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THE COMPANY’S RELATIONSHIP WITH ITS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Principal Accountant Fees and Services

The following table summarizes the fees billed by the Company’s current registered public accounting firm, Crowe Horwath LLP (“Crower”), for professional services rendered during fiscal year 2016:

	December 31, 2016	December 31, 2015
Annual Audit Fees (1)	$268,750	$—
Audit-Related Fees (2)	$22,000	$22,000
Tax Fees(3)	$72,768	$—
All Other Fees	$16,636	$420

Total Fees For Services(3)	$380,154	$22,420

(1)	Annual audit fees for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the review of the interim condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.
(2)	Audit-related fees are the fees for the financial statement audit of the Company’s 401(k) Plan.
(3)	Tax fees are fees related to accounting, reporting and internal control evaluation of the third quarter tax valuation allowance adjustment.
(4)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The following table summarizes the fees billed by SingerLewak LLP (“Singer”), the Company’s previous independent registered public accounting firm, for professional services rendered during fiscal year 2016 and fiscal year 2015:

	December 31, 2016	December 31, 2015
Audit Fees	$270,002	$441,473
Audit-Related Fees	$—	$50,361
Tax Fees	$—	$—
All Other Fees	$27,901	$—

Total Fees For Services(1)	$297,903	$491,834

(1)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval policies and procedures and the requirements of applicable law, all services to be provided by Crowe are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether such services are consistent with the independent registered public accounting firm’s independence and whether such services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by Crowe and determined that the provision of such services was compatible with maintaining the independence of Crowe.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company will be asked to vote on the election of nine (9) Directors. Two (2) nominees are nominated as “Independent Directors” whom the holders of Class A common stock are entitled to elect pursuant to the Amended and Restated Certificate of Incorporation and shall be elected by the holders of Class A common stock as a class, exclusive of all of the holders of Class B common stock. Roland S. Hinz and Richard A. Riddle have been nominated as the Independent Directors. The nominees for the Independent Director seats receiving a majority of the votes of the shares of Class A common stock presented in person or represented by proxy and entitled to vote on the election of the Independent Directors will be elected the Independent Directors of the Company. The nominees for the remaining Board seats receiving a majority of the votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected Directors of the Company. All Directors elected at the Annual Meeting will be elected to a one (1) year term and will serve until the annual meeting of stockholders to be held in the year 2018 or until their respective successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the Company’s Board of Directors for election as Directors at the Annual Meeting:

Stuart W. Epperson

Edward G. Atsinger III

Roland S. Hinz

Richard A. Riddle

Jonathan Venverloh

James Keet Lewis

Eric H. Halvorson

Edward C. Atsinger

Stuart W. Epperson Jr.

For a description of the nominees’ principal occupation and business experience during the last five (5) years and present directorships, please see the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS—Board of Directors” above.

The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a Director if elected. However, if any of the nominees should be unable to serve as a Director, the enclosed proxy, if executed and returned, will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the Board of Directors.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the Class A shares present in person or represented by proxy and entitled to vote on the election of the Independent Directors, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve the election of the nominees for the Independent Director seats. The affirmative vote of a majority of the Class A and Class B shares present in person or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve the election of the nominees for the remaining Board seats. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1.

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PROPOSAL 2

PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 1999 STOCK INCENTIVE PLAN

On May 29, 1999, the Company adopted the 1999 Stock Incentive Plan, as amended in 2001 and further amended and restated in 2003, 2005, 2009 and 2012 (the “Stock Plan”), to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its employees and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Company’s stockholders.

The Compensation Committee and the Board of Directors have reviewed the Stock Plan to determine whether it remains a flexible and effective source of incentive compensation in terms of the number of shares of our common stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today’s business environment.

Based on their review, the Compensation Committee approved and recommended to the Board of Directors, and the Board of Directors approved, an amendment and restatement of the Stock Plan, effective May 10, 2017, subject to approval by our stockholders at the 2017 Annual Meeting. We are asking stockholders to approve the amended and restated Stock Plan as described in this Proposal 2, which would, among other things:

•	significantly increase annual individual award limits for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and for purposes of increasing the Company’s flexibility under the Stock Plan generally;
•	significantly expand the list of business criteria on which performance goals for performance-based awards may be based;
•	revise the share counting provision to provide that substitute awards will not be counted against the share pool;
•	revise the share adjustment provision to provide greater flexibility for the Board;
•	specify the number of “incentive stock options” (within the meaning of Code Section 422) that may be granted;
•	add annual individual award limits for non-employee directors;
•	add a definition of termination for “cause” and specify that all of a participant’s awards may be forfeited upon the participant’s termination for cause;
•	explicitly prohibit the repricing of stock options and stock appreciation rights;
•	add a clawback provision;
•	add a data protection provision;
•	allow cash awards to be granted and add annual individual cash award limits;
•	add a provision prohibiting payment of dividends or other distributions on any performance-based award before the underlying performance-based award has become earned and payable; and
•	extend the expiration date from May 25, 2019 to May 20, 2027.

As noted above, as part of the approval of the entire amended and restated Stock Plan, the Company is asking stockholders to approve certain material terms contained in the Stock Plan for awards that are intended to qualify as “performance-based compensation” under Code Section 162(m) (“Section 162(m)”).

The Board of Directors believes that it is in the best interests of the Company and its stockholders to provide for a stockholder-approved plan under which certain awards to executive officers can be deducted for federal income tax purposes. Under Section 162(m), the federal income tax deductibility of compensation paid to the Company’s chief executive officer and the three other most highly compensated executive officers (other than the chief financial officer) may be limited to the extent that such compensation exceeds $1,000,000 in any fiscal year. However, compensation that satisfies the requirements for “performance-based compensation” as defined in Section 162(m) is not subject to this limit and, therefore, is generally deductible in full by the Company.

To qualify as “performance-based compensation” under Section 162(m), the material terms under which compensation may be paid must be disclosed to, and approved by, our stockholders, generally at least every five years. For these purposes, the material terms include the performance measures and individual award limits under the Stock Plan, as well as the identification of the individuals eligible to receive awards under the Stock Plan.

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The Board of Directors has determined that the individual award limit under the Stock Plan for purposes of Section 162(m) should be changed and increased to provide better design flexibility and to be consistent with current market practice. The prior limit prohibited awards that were intended to qualify as “performance-based compensation” under Section 162(m) in excess of 100,000 shares in any one calendar year to any one participant. The new increased limits, which stockholders are being asked to approve in this Proposal 2, are described in this Proposal 2 and set forth in Section 3.6 of the amended and restated Stock Plan (which is attached as Appendix A to this Proxy Statement). Subject to adjustment, under the amended and restated Stock Plan, the maximum number of each type of award (other than cash-based performance awards) granted to any recipient in any calendar year may not exceed the following number of shares: (1) options and stock appreciation rights - 750,000 shares; and (2) all other share-based performance awards - 750,000 shares. The maximum amount of cash-based performance awards intended to qualify as performance-based compensation granted to any recipient in any calendar year may not exceed the following: (1) annual incentive awards - $5,250,000; and (2) all other cash-based performance awards - $5,250,000.

The Board of Directors has also determined that the list of business criteria on which performance goals for performance-based awards may be based should be significantly expanded to provide better design flexibility and to be consistent with current market practice. The new expanded list of business criteria, which stockholders are also being asked to approve in this Proposal 2, are described in this Proposal 2 in the “Performance Awards” section and set forth in Section 6(b) of the amended and restated Stock Plan (which is attached as Appendix A to this Proxy Statement).

Because it is the policy of the Company, the Board of Directors and the Compensation Committee to maximize long-term stockholder value, tax deductibility is not the only consideration in awarding compensation under the Stock Plan or awarding compensation in general. Further, stockholder approval of the amended and restated Stock Plan does not guarantee that all compensation awarded under the Stock Plan or otherwise will qualify as qualified performance-based compensation or otherwise be deductible. The Compensation Committee retains the flexibility and discretion to award compensation that may not be tax deductible. Moreover, even if we intend to grant compensation that qualifies as performance-based compensation under the Stock Plan, we cannot guarantee that such compensation will so qualify or will ultimately be deductible by us.

If the stockholders do not approve the Stock Plan as amended and restated as set forth in this Proposal 2, the Stock Plan will remain in effect and unchanged.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 2. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 2.

Summary of the Stock Plan

The following is a summary of the principal features of the Stock Plan as in effect and as proposed to be amended and restated by Proposal 2. The summary is qualified in its entirety by Proposal 2 and the Stock Plan, a copy of which, as proposed to be amended and restated, is attached as Appendix A to this Proxy Statement.

The Stock Plan is administered by the Board or a committee of directors appointed by the Board, such committee members meeting the requirement of committee membership required by the Stock Plan (the “Administering Body”). Subject to the express provisions of the Stock Plan, the Administering Body is authorized to implement, interpret and construe the Stock Plan and any documents defining the rights and obligations of the Company and recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable and otherwise to carry out the terms of the Stock Plan and such other documents. The interpretation and construction by the Administering Body of any provisions of the Stock Plan or of any award thereunder will be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to the Stock Plan or any awards thereunder will be in the sole discretion of the Administering Body and will be conclusive and binding upon all persons.

The Administering Body may select the eligible persons to whom, and the times at which, Stock Plan awards will be granted or sold, the nature of each award, the number of shares of Class A common stock or the number of rights that make up or underlie each award, the period for the exercise of each award and such other terms and conditions applicable to each award as the Administering Body may determine. The Administering Body may grant awards singly, in combination or in tandem with other awards. The purchase price, exercise price, initial value and any and all other terms and conditions of the awards may be established by the Administering Body without regard to existing awards or other grants.

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Persons Eligible to Participate in the Stock Plan

The persons eligible to receive awards under the Stock Plan include directors, officers, employees, consultants and advisors of the Company and its affiliated entities. However, Incentive Stock Options (defined below) may be granted only to eligible persons meeting the employment requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Stock Plan, the term “affiliated entities” means any parent corporation or subsidiary corporation of the Company, as defined in Code Sections 424(e) and 424(f), respectively.

Awards

Subject to certain limitations specified in the Stock Plan, the Administering Body may, in its discretion, grant to eligible persons any one or more of the following awards under the Stock Plan: stock options; performance awards; restricted stock; stock appreciation rights; stock payments; dividend equivalents; stock bonuses; stock sales; phantom stock; and other stock-based benefits. Each award will be evidenced by an agreement duly executed on behalf of the Company and by the recipient or, in the Administering Body’s discretion, a confirming memorandum issued by the Company to the recipient, setting forth such terms and conditions applicable to the award as the Administering Body may determine. Payment of the exercise price or other payment for an award shall be payable upon the exercise of a stock option or upon other purchase of shares pursuant to an award granted under the Stock Plan and may be made by (i) legal tender of the United States, (ii) shares of Class A common stock (if either the underlying agreement or the Administering Body so permit and if the Company is not prohibited from acquiring its shares) or (iii) such other lawful consideration the Administering Body may deem acceptable in any particular instance.

Stock Options.    The Administering Body may grant to eligible persons stock options that either qualify as incentive stock options under Code Section 422 (“Incentive Stock Options”) or do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).

The exercise price for each stock option will be determined by the Administering Body as of the date such stock option is granted. However, the exercise price may be no less than the fair market value of the Class A common stock subject to the stock option as of the date the stock option is granted.  In the case of a grant of an Incentive Stock Option to a Significant Stockholder (defined below), the exercise price must not be less than 110% of the fair market value of the Class A common stock subject to the Incentive Stock Option as of the date the Incentive Stock Option is granted. Each stock option and all rights or obligations thereunder will expire on a date determined by the Administering Body, but not later than 10 years after the date the stock option is granted (or five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder, or for Nonqualified Stock Options, a date later than 10 years after the stock option is granted as determined by the Administering Body), and will be subject to earlier termination as provided in the Stock Plan or the award document. Except as otherwise provided in the Stock Plan, a stock option will become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter will remain exercisable until the expiration or earlier termination of the stock option.

Stock options will be exercisable only in whole shares and any fractional share interests will be disregarded. A stock option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the recipient, together with payment of the exercise price made in accordance with the provisions of the Stock Plan. Notwithstanding any other provision of the Stock Plan, the Administering Body may impose such conditions upon the exercise of stock options (including conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements including Rule 16b-3 and Rule 10b-5 under the Exchange Act and any amounts required to satisfy any federal, state and local withholding tax requirements prior to issuance of such shares.

For purposes of the Stock Plan, a “Significant Stockholder” means a stockholder who, at the time a stock option is granted to such individual under the Stock Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any parent corporation or subsidiary corporation (after application of the attribution rules set forth in Code Section 424(d)).

Performance Awards.    The Administering Body may grant to eligible persons awards, payable in Class A common stock that vest and become payable over a period of time upon the attainment of performance goals over a performance period established by the Administering Body (“Performance Awards”). The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Administering Body. The Administering Body may determine that Performance Awards will be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, affiliated entities or business segments, as applicable.

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One or more of the following business criteria (or any derivation thereof) for the Company, on a consolidated basis, and/or specified affiliated entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), will be used exclusively by the Administering Body in establishing performance goals for Performance Awards: (A) cash flow; (B) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (C) earnings measures (including EBIT and EBITDA); (D) return on equity; (E) total stockholder return; (F) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (G) return on capital; (H) revenue; (I) income; (J) profit margin; (K) return on operating revenue; (L) brand recognition or acceptance; (M) customer metrics (including customer procurement, customer satisfaction, customer retention, customer profitability or customer contract terms); (N) productivity; (O) expense targets and management; (P) budget targets and management; (Q) market share; (R) cost control measures; (S) balance sheet metrics; (T) strategic initiatives; (U) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (V) return on assets; (W) growth in net sales; (X) the ratio of net sales to net working capital; (Y) stockholder value added; (Z) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (AA) sales from newly-introduced products; (BB) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (CC) product quality, safety, productivity, yield or reliability (on time and complete orders); (DD) funds from operations; (EE) regulatory body approval for commercialization of a product; (FF) debt levels or reduction or debt ratios; (GG) economic value; (HH) operating efficiency; (II) research and development achievements; or (JJ) any combination of the forgoing business criteria.

Settlement of Performance Awards may be in cash, shares, other awards or other property. All determinations by the Administering Body as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as performance-based compensation to the extent required by Code Section 162(m).

Restricted Stock.    The Administering Body may authorize the grant or sale to eligible persons of Class A common stock that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met (“Restricted Stock”). The Administering Body will determine the purchase price (if any) to be paid for the Restricted Stock, the terms of payment, the restrictions upon the Restricted Stock and when such restrictions will lapse. All shares of Restricted Stock will be subject to the following conditions: (a) the shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire; (b) the Administering Body may require that the certificates representing Restricted Stock remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire; (c) each certificate representing Restricted Stock will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administering Body deems necessary or appropriate to enforce such restrictions; and (d) the Administering Body may impose such other conditions on Restricted Stock as it deems advisable. Subject to any restrictions imposed upon the Restricted Stock, the recipient thereof will have all rights of the holder of shares of Class A common stock with respect to the Restricted Stock granted or sold to the recipient, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. Any dividends and other distributions may be subject to the same or similar restrictions as the underlying Restricted Stock. In no event will dividends or other distributions on any award that is subject to the achievement of performance criteria be payable before the award has become earned and payable.

Unless the Administering Body determines otherwise, if a recipient incurs a separation from service for any reason, all of the recipient’s Restricted Stock remaining subject to restrictions on the date of such separation from service will be repurchased by the Company at the purchase price paid by the recipient (if any).

Stock Appreciation Rights.    The Administering Body may grant to eligible persons stock appreciation rights; that is, rights to receive payments measured with reference to the amount by which the fair market value of a specified number of shares of Class A common stock appreciates from a specified date (such as the date of grant of the stock appreciation rights) to the date of exercise. The Administering Body will determine the form in which payment of a stock appreciation right will be made and may consent to or disapprove the election of a recipient to receive cash in full or partial settlement of a stock appreciation right. Further, the Administering Body may, at the time a stock appreciation right is granted, impose such conditions on the exercise of the stock appreciation right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act.

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Stock appreciation rights granted under the Stock Plan may be related or unrelated to stock options. A stock appreciation right related to a stock option will entitle the holder of the related stock option, upon exercise of the stock appreciation right, to surrender such stock option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such stock appreciation right is exercised and to receive payment of an amount determined by multiplying (a) the difference obtained by subtracting the exercise price of a share of Class A common stock specified in the related stock option from the fair market value of a share of Class A common stock on the date of exercise of such stock appreciation right (or as of such other date specified in the instrument evidencing the stock appreciation right), by (b) the number of shares as to which such stock appreciation right is exercised. Such stock option will, to the extent surrendered, then cease to be exercisable. A stock appreciation right granted in connection with a stock option will be exercisable at such time or times, and only to the extent that, the related stock option is exercisable, and will not be transferable except to the extent that such related stock option may be transferable.

The amount payable upon exercise of a stock appreciation right that is unrelated to a stock option will be determined in accordance with the formula described in the preceding paragraph, except that in lieu of the option exercise price specified in the related stock option, the initial base amount specified in the award will be used.

Stock Payments.    The Administering Body may grant stock payments of the Company’s Class A common stock to any eligible person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the eligible person in cash.

Dividend Equivalents.    The Administering Body may grant dividend equivalents to any recipient under the Stock Plan who has received a stock option, stock appreciation rights or other award denominated in shares of Class A common stock. Such dividend equivalents will entitle the holders thereof to receive from the Company during the applicable dividend period (as defined in the Stock Plan) payments equivalent to the amount of dividends payable to holders of the number of shares of Class A common stock underlying such stock option, stock appreciation rights or other award. Dividend equivalents may be paid in cash, Class A common stock or other awards. The amount of dividend equivalents paid other than in cash will be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the dividend equivalent. Dividend equivalents will be computed as of each dividend record date and will be payable to recipients thereof at such time as the Administering Body may determine. In no event will dividends or other distributions on any award that is subject to the achievement of performance criteria be payable before the award has become earned and payable.

Stock Bonuses.    The Administering Body may issue shares of Class A common stock to eligible persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

Stock Sales.    The Administering Body may sell to eligible persons shares of Class A common stock on such terms and conditions as the Administering Body may determine.

Phantom Stock.    The Administering Body may grant to eligible persons awards of phantom stock; that is, a cash award granted under the Stock Plan measured by the fair market value of a specified number of shares of Class A common stock on a specified date, or measured by the excess of such fair market value over a specified minimum, which may but need not include a dividend equivalent.

Other Stock-Based Benefits.    The Administering Body may grant to eligible persons other stock-based benefits not otherwise described above that (a) by their terms might involve the issuance or sale of Class A common stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Class A common stock. Other stock-based benefits may be granted in lieu of other cash or other compensation to which a recipient is entitled from the Company or an affiliated entity or may be used in the settlement of amounts payable in shares under any other compensation plan or arrangement of the Company or an affiliated entity.

Prohibition on Repricing

The repricing of stock options or stock appreciation rights under the Stock Plan is prohibited without prior approval of the stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms or conditions of a stock option or stock appreciation right to lower its exercise price; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling a stock option or stock appreciation right at a time when its exercise price is greater than the fair market value of the underlying shares in exchange for another award; unless the cancellation and exchange occurs in connection with a change in capitalization or similar change.

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Award Limits

Subject to adjustment, all 5,000,000 shares available for issuance under the Stock Plan will be available for issuance as Incentive Stock Options. Subject to adjustment, the maximum number of each type of award (other than cash-based Performance Awards) granted to any recipient in any calendar year shall not exceed the following number of shares: (i) options and stock appreciation rights - 750,000 shares; and (ii) all other share-based performance awards - 750,000 shares. The maximum amount of cash-based Performance Awards intended to qualify as performance-based compensation granted to any recipient in any calendar year shall not exceed the following: (i) annual incentive awards - $5,250,000; and (ii) all other cash-based Performance Awards - $5,250,000. The maximum value of awards granted during any calendar year to any nonemployee member of the Board or the board of directors of an affiliated entity, taken together with any cash fees paid to such director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an affiliated entity during the calendar year, shall not exceed the following in total value (calculating the value of any awards or other equity compensation plan awards based on the fair market value as of the grant date for financial reporting purposes): (i) $250,000 for the Chair of the Board and (ii) $250,000 for each nonemployee director other than the Chair of the Board.

Amended and Restated Stock Plan Effectiveness and Duration

The amended and restated Stock Plan will become effective May 10, 2017, subject to stockholder approval of this Proposal 2, and will continue in effect until May 10, 2027 (the “Stock Plan Term”), at which time the Stock Plan will automatically terminate. Each award properly granted under the Stock Plan during the Stock Plan Term will remain in effect after termination of the Stock Plan until such award has been exercised, terminated or expired in accordance with its terms and the terms of the Stock Plan.

Amendment and Termination

The Administering Body may, as permitted by applicable law, rule or regulation, from time to time suspend or discontinue the Stock Plan or revise or amend it in any respect whatsoever, and the Stock Plan as so revised or amended will govern all awards thereunder, including those granted before such revision or amendment. However, no such revision or amendment will alter, impair or diminish any rights or obligations under any award previously granted under the Stock Plan without the written consent of the recipient to whom such award was granted. Without limiting the generality of the foregoing, the Administering Body is authorized to amend the Stock Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including amendments to the Securities Act, the Exchange Act, the Code (or any rules or regulations promulgated thereunder) or the rules of any exchange or inter-dealer quotation system upon which the Class A common stock is listed or traded. No stockholder approval of any amendment or revision will be required unless such approval is required by the Stock Plan or by applicable law, rule or regulation.

Restrictions on Transferability

No Stock Plan award will be assignable or transferable except (a) by will or by the laws of descent and distribution, (b) subject to the final sentence of this paragraph, upon dissolution of marriage pursuant to a domestic relations order or (c) in the discretion of the Administering Body and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a recipient, an award granted to such person will be exercisable only by the recipient (or the recipient’s permitted transferee) or such person’s guardian or legal representative. However, (i) no award owned by a recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 and (ii) Incentive Stock Options (or other awards subject to transfer restrictions under the Code) may not be assigned, transferred or exercisable in violation of Code Section 422(b)(5) and the Stock Plan is intended to allow such assignment or transfer.

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Clawback

All awards, amounts or benefits received or outstanding under the Stock Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction or similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A recipient’s acceptance of an award will be deemed to constitute the recipient’s acknowledgment of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the recipient, whether adopted prior or following May 10, 2017, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the recipient’s agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Governing Law

The Stock Plan is governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

Federal Income Tax Consequences

General.    The following summary of certain federal income tax consequences of the receipt and exercise of Stock Plan awards granted by the Company is based on the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of awards under foreign, state and/or local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. The exact federal income tax treatment of transactions under the Stock Plan will vary depending on the specific facts and circumstances involved. Accordingly, individuals eligible to receive or exercise awards should consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares prior to engaging in any transaction related to any award.

Stock options granted under the Stock Plan are not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and are not qualified under Code Section 401(a).

Incentive Stock Options.    Stock options granted under the Stock Plan may qualify as Incentive Stock Options within the meaning of Code Section 422. If an optionee exercises an Incentive Stock Option in accordance with its terms and does not dispose of the shares acquired within two years from the date of the grant of the Incentive Stock Option nor within one year from the date of exercise (the “Required Holding Periods”), the optionee generally will not be subject to regular federal income tax, and the Company will not be entitled to any deduction, on either the grant or the exercise of an Incentive Stock Option. An optionee’s basis in the shares acquired upon exercise will be the amount paid upon exercise. Provided an optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, an optionee’s gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of an optionee’s gain or loss will be the difference between the amount realized on the disposition of the shares and the optionee’s basis in the shares.

If, however, an optionee disposes of the acquired shares at any time prior to the expiration of the Required Holding Periods, then (subject to certain exceptions), the optionee will recognize ordinary income at the time of the disposition which will equal the excess, if any, of the lesser of (a) the amount realized on such disposition or (b) the fair market value of the shares on the date of exercise, over the optionee’s basis in the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by an optionee. Any gain in excess of such ordinary income amount will be a short-term or long-term capital gain, depending on the optionee’s holding period. If an optionee disposes of such shares for less than the optionee’s basis in the shares, the difference between the amount realized and the optionee’s basis will be short-term or long-term capital loss, depending upon the holding period of the shares.

The excess of the fair market value of the shares acquired on the exercise date of an Incentive Stock Option over the exercise price of such option generally is required to be included in the optionee’s alternative minimum taxable income for the year in which the option is exercised and, accordingly, may subject an optionee to the alternative minimum tax.

Nonqualified Stock Options.    In general, there are no tax consequences to the optionee or to the Company on the grant of a stock option which does not qualify as an incentive stock option (a “Nonqualified Stock Option”). On exercise, however, the optionee generally will recognize ordinary income equal to the excess of the fair market value of the shares as of the exercise date over the purchase price paid for such shares, and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. Upon a subsequent disposition of the shares received under a nonqualified stock option, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a capital gain or loss.

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Performance Awards and Stock Appreciation Rights.    Generally, the recipient of a Performance Award or a holder of stock appreciation rights will recognize ordinary income equal to the amount paid by the Company under either arrangement on the date the recipient or holder receives payment from the Company. If the Company places a limit on the amount that will be payable under stock appreciation rights, the holder may recognize ordinary income equal to the value of the holder’s right under the stock appreciation rights at the time the value of such right equals such limit and the stock appreciation rights are exercisable. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient or holder.

Restricted Stock.    Unless the recipient makes an a proper election under section 83(b) of the Code (an “83(b) Election”) within 30 days after the receipt of the restricted stock, the recipient is not taxed and the Company is not entitled to a deduction until the restriction lapses, and at that time the recipient will recognize ordinary income equal to the difference between the then fair market value of the Class A common stock and the amount, if any, paid by the recipient for the Class A common stock, and the recipient’s tax basis in the Class A common stock will equal the then fair market value of the Class A common stock. If the recipient makes a timely 83(b) Election, the recipient will recognize ordinary income at the time of the election equal to the difference between the fair market value of the restricted stock on the date of grant and the amount, if any, paid by the recipient for the Class A common stock, and the recipient’s tax basis in the Class A common stock will equal the fair market value of the Class A common stock on the grant date. Any subsequent sale of the Class A common stock by the recipient generally will, depending upon the length of the holding period beginning just after the date the restriction on the Class A common stock lapses or where an 83(b) Election is made just after the grant date, be treated as long- or short-term capital gain (loss) equal to the difference between the sale price (the recipient’s tax basis) and the recipient’s tax basis (sale price). The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the recipient.

Miscellaneous Tax Issues.    An award may be granted under the Stock Plan that does not fall clearly into one of the categories described above. The federal income tax treatment of such an award will depend upon the specific terms of such award. In such case, the recipient should consult his or her tax advisor regarding the tax treatment applicable to such award.

Company Withholdings and Information Reports

If an award recipient is an employee of the Company, withholdings required to be made by the Company with respect to ordinary compensation income recognized under Stock Plan awards ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the employee, by having the employee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving awards.

New Plan Benefits

The benefits that will be awarded or paid under the amended and restated Stock Plan cannot currently be determined. Awards granted under the Stock Plan are within the discretion of the Administering Body, and the Administering Body has not determined future awards or who might receive them.

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PROPOSAL 3

PROPOSAL TO RATIFY THE APPOINTMENT OF

CROWE HORWATH LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee1 has selected Crowe Horwath LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Crowe Horwath LLP has served as the Company’s independent auditor since May 2016. A representative of Crowe Horwath LLP is expected to attend the Annual Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Reasons for the Proposal

Selection of the Company’s independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board of Directors is seeking ratification of the selection of Crowe Horwath LLP as a matter of further involving the Company’s stockholders in its corporate affairs. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of Crowe Horwath LLP and will either continue to retain this firm or appoint new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

1 Under Exchange Act Rule 10A-3, which is also reflected in the Audit Committee charter, the Audit Committee must select and retain the independent registered public accounting firm.

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STOCKHOLDERS’ PROPOSALS FOR 2018 PROXY STATEMENT

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2018 Annual Meeting of Stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Secretary of the Company at its principal executive offices and such notice must be received on or before November 30, 2017. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the SEC. Proposals must be submitted in accordance with the Company’s Bylaws and comply with SEC regulations promulgated pursuant to Rule 14a-8 of the Exchange Act.

Stockholder proposals which are not to be included in the Company’s proxy solicitation materials relating to the Company’s 2017 Annual Meeting of Stockholders must be submitted in accordance with our bylaws, which set forth that notice of such proposal must be sent in writing to the Secretary of the Company at its principal executive offices and such notice must have been received on or before February 17, 2018.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the Board of Directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal ninety (90) days before the date of the anniversary of last year’s annual meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

If a stockholder desires to have a proposal presented at the Company’s annual meeting of stockholders in 2018 and the proposal is not intended to be included in the Company’s related 2018 proxy solicitation materials, the stockholder must give advance notice to the Company in accordance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the annual meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Secretary. To be timely, a stockholder’s written notice must be delivered to the Secretary at the Company’s principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for Director, such stockholder’s notice must set forth with respect to such Director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of Directors under the rules of the SEC; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the Company’s Bylaws (a copy of which is available upon request to the Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder making such proposal, the number of shares of Class A common stock and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and applicable requirements of NASDAQ, officers and Directors of the Company and persons who beneficially own more than 10% of the common stock of the Company are required to: (a) report their initial ownership and change in ownership with respect to all equity securities of the Company; and (b) furnish such reports to the Company.

Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2016, the Company believes that its officers, Directors and more than ten (10) percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

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ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, including audited financial statements, is being made available to stockholders along with these proxy materials, but such Annual Report is not incorporated herein and is not deemed to be a part of this Proxy Statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, as filed with the SEC is available to stockholders via the Company’s website (http://salemmedia.com) or in printed form (without exhibits) without charge on written request to the Company. Exhibits to the Annual Report on Form 10-K may be obtained in printed form from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Christopher J. Henderson, Secretary, Salem Media Group, Inc., 4880 Santa Rosa Road, Camarillo, California 93012.

By order of the Board of Directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California

March 30, 2017

PLEASE VOTE YOUR SHARES ONLINE, BY TELEPHONE OR BY SIGNING, DATING AND

RETURNING THE ENCLOSED PROXY CARD TODAY.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

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APPENDIX A

SALEM MEDIA GROUP, INC.

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED

THROUGH MAY 10, 2017)

i

i

ii

iii

SALEM MEDIA GROUP, INC.

1999 STOCK INCENTIVE PLAN

(AS AMENDED AND RESTATED THROUGH MAY 10, 2017)

ARTICLE I

PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its Stockholders by using investment interests in the Company to attract, retain and motivate employees and other persons, to encourage and reward their contributions to the performance of the Company and to align their interests with the interests of the Stockholders. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in Article VIII.

ARTICLE II

EFFECTIVE DATE AND TERM OF PLAN

2.1           Term of Plan. This Plan initially became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date or (b) the date of any Plan termination pursuant to the provisions of Section 4.4 or Section 7.2, at which time this Plan shall automatically terminate.

2.2           Effect on Awards. Awards may be granted only during the Plan Term, but each Award granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3           Stockholder Approval. This Plan shall be amended and restated, as set forth herein, effective as of the Restatement Date, subject to the approval of the Stockholders. If the Stockholders do not approve this Plan as amended and restated as set forth herein, this Plan shall remain unchanged and in full force and effect.

ARTICLE III

SHARES SUBJECT TO PLAN

3.1           Number of Shares. The maximum number of shares of Common Stock that may be issued pursuant to Awards shall be 5,000,000, subject to adjustment as set forth in Section 3.4.

3.2           Source of Shares. The Common Stock to be issued under this Plan will be made available, at the sole discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

3.3           Share Counting. Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or terms of the Award under which such shares were issued, will again become available for the grant of further Awards. However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under this Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award. Substitute Awards shall not be counted against the number of shares available for issuance under Awards.

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3.4         Adjustment Provisions.

(a)          Adjustments. Subject to any required action by the Stockholders, in the event of any change in the Common Stock effected without receipt of consideration by the Company, whether through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the Stockholders in a form other than shares of Common Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value, appropriate and proportionate adjustments shall be made in the number and class of shares subject to this Plan and to any outstanding Awards, and in the exercise price or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Recipients’ rights under this Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares of Common Stock which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner. Any fractional share resulting from an adjustment pursuant to this Section 3.4(a) shall be rounded down to the nearest whole number and the exercise price or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Board may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. Adjustments determined by the Board pursuant to this Section 3.4(a) shall be made in accordance with Section 409A to the extent applicable.

(b)          Right to Make Adjustment. The grant of an Award shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(c)          Limitations. No adjustment to the terms of an Incentive Stock Option shall be made unless such adjustment either (i) would not cause such Option to lose its status as an Incentive Stock Option or (ii) is agreed to in writing by the Administering Body and the Recipient.

3.5        Reservation of Shares. The Company will at all times reserve and keep available a number of shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to then outstanding Awards.

3.6        Award Limits.

(a)         Incentive Stock Options. Subject to adjustment under Section 3.4, 5,000,000 shares available for issuance under this Plan shall be available for issuance as Incentive Stock Options.

(b)         Individual Award Limits for Section 162(m) — Share-Based Awards. Subject to adjustment under Section 3.4, the maximum number of each type of Award (other than cash-based Performance Awards) granted to any Recipient in any calendar year shall not exceed the following number of shares: (i) Options and Stock Appreciation Rights: 750,000 shares; and (ii) all other share-based Performance Awards: 750,000 shares.

(c)          Individual Award Limits for Section 162(m) — Cash-Based Awards. The maximum amount of cash-based Performance Awards intended to qualify as Performance-Based Compensation granted to any Recipient in any calendar year shall not exceed the following: (i) Annual Incentive Awards: $5,250,000; and (ii) all other cash-based Performance Awards: $5,250,000.

(d)          Director Awards. The maximum value of Awards granted during any calendar year to any nonemployee member of the Board or the board of directors of an Affiliated Entity, taken together with any cash fees paid to such director during the calendar year and the value of awards granted to the director under any other equity compensation plan of the Company or an Affiliated Entity during the calendar year, shall not exceed the following in total value (calculating the value of any Awards or other equity compensation plan awards based on the fair market value as of the grant date for financial reporting purposes): (i) $250,000 for the Chair of the Board and (ii) $250,000 for each nonemployee director other than the Chair of the Board.

ARTICLE IV

ADMINISTRATION OF PLAN

4.1           Administering Body.

(a)          Plan Administration. This Plan shall be administered by the Board or by a Committee of the Board appointed pursuant to Section 4.1(b).

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(b)          Administration by Committee. The Board may from time to time appoint a Committee (which may be a subcommittee of an existing committee of the Board) of not less than two Board members to administer this Plan and, subject to applicable law, to exercise all of the powers, authority and discretion of the Board under this Plan. As long as the Board has delegated authority to administer this Plan to the Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by the Committee comprised of not less than two Board members appointed by the Board from time to time, each of whom is (i) a Non-Employee Director, and (ii) in addition, if Awards are to be made to persons subject to Section 162(m) and such Awards are intended to constitute Performance-Based Compensation, then each member of the Committee shall, in addition to being a Non-Employee Director, be an “outside director” as defined under Section 162(m). The Board may from time to time increase or decrease (but not below two) the number of members of the Committee, remove from membership on the Committee all or any portion of its members or appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise. The Board may disband the Committee at any time and revest in the Board the administration of this Plan.

4.2         Authority of Administering Body.

(a)          Authority to Interpret Plan. Subject to the express provisions of this Plan, the Administering Body shall have the power to implement (including the power to delegate such implementation to appropriate officers of the Company), interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable. The interpretation and construction by the Administering Body of any provisions of this Plan or of any Award or Award Document shall be conclusive and binding. Any action taken by, or inaction of, the Administering Body relating to this Plan or any Award or Award Document shall be in the sole discretion of the Administering Body and shall be conclusive and binding upon all persons. Subject only to compliance with the express provisions hereof, the Administering Body may act in its sole discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)          Authority to Grant Awards. Subject to the express provisions of this Plan, the Administering Body may select the Eligible Persons to whom, and the time or times at which, Awards shall be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period for the exercise of each Award and such other terms and conditions applicable to each individual Award as the Administering Body shall determine. The Administering Body may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of whether such prior Awards or such other grants are still outstanding, have previously been exercised as a whole or in part, or are canceled in connection with the issuance of new Awards. The Administering Body may grant Awards singly, in combination or in tandem with other Awards. The purchase price, exercise price, initial value and any and all other terms and conditions of the Awards may be established by the Administering Body without regard to existing Awards or other grants. The Administering Body may from time to time delegate authority to the Chief Executive Officer of the Company to grant Awards, such authority shall not extend to (a) authority to grant Stock Options covering more than $150,000 of Common Stock annually (measured each calendar year without carry over of unused grant authority from year to year), subject to the Chief Executive Officer seeking ratification of each such grant at the next regularly scheduled meeting of the Compensation Committee of the Board of Directors, with the $150,000 being calculated at a price equal to the price of the Common Stock at the NASDAQ market close on the date the Stock Options are granted, (b) any Awards granted at less than Fair Market Value, (c) any Awards vesting in less than one year from the date of grant or (d) Awards to directors or executive officers of the Company who are (or would as of the date of the Award become) subject to Section 16 of the Exchange Act. The Administering Body may designate the Secretary of the Company or other Company employees to assist the Administering Body in the administration of this Plan, and may grant authority to such persons to execute Award Documents evidencing Awards or other documents entered into under this Plan on behalf of the Administering Body or the Company.

(c)          Procedures. Subject to the Company’s Charter or bylaws or any Board resolution conferring authority on the Committee, any action of the Administering Body with respect to the administration of this Plan shall be taken pursuant to a majority vote of the authorized number of members of the Administering Body or by the unanimous written consent of its members; provided, however, that (i) if the Administering Body is the Committee and consists of two members, then actions of the Administering Body must be unanimous, and (ii) if the Administering Body is the Board, actions taken by the Board shall be valid if approved in accordance with applicable law.

4.3           No Liability. No member of the Board or the Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award, except in circumstances constituting bad faith of such member.

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4.4           Amendments.

(a)          Plan Amendment. The Administering Body may, insofar as permitted by applicable law, rule or regulation, and subject to Section 4.4(c), from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards hereunder, including those granted before such revision or amendment. Without limiting the generality of the foregoing, the Administering Body is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC or the rules of any exchange or interdealer quotation system upon which the Common Stock is listed or traded. No Stockholder approval of any amendment or revision shall be required unless (i) such approval is required by this Plan or by applicable law, rule or regulation or (ii) an amendment or revision to this Plan would materially increase the number of shares subject to this Plan (as adjusted under Section 3.4).

(b)          Award Amendments. The Administering Body may, with the written consent of a Recipient and subject to the limitations on re-pricing set forth in Section 4.12, make such modifications in the terms and conditions of an Award as it deems advisable. Without limiting the generality of the foregoing, the Administering Body may, with the written consent of the Recipient, at any time and from time to time after the grant of any Award accelerate or extend the vesting or exercise period of any Award as a whole or in part.

(c)          Limitation. Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or any outstanding Award may impair or adversely affect any rights or obligations under any Award theretofore granted without the written consent of the Recipient to whom such Award was granted.

4.5           Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan shall not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by the Stockholders.

4.6           Plan Binding on Successors. This Plan shall be binding upon the successors and assigns of the Company.

4.7           Issuances for Compensation Purposes Only. This Plan is intended to constitute an “employee benefit plan,” as defined in Rule 405 promulgated under the Securities Act, and shall be administered accordingly.

4.8           Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.9           Governing Law. This Plan shall be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.10         Construction. In this Plan, unless otherwise stated, the following uses apply: (a) references to a statute or law refer to the statute or law and any amendments and any successor statutes or laws, and to all valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder, as amended, or their successors, as in effect at the relevant time; (b) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”; (c) indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company; (d) the words “include,” “includes” and “including” (and the like) mean “include, without limitation,” “includes, without limitation” and “including, without limitation” (and the like), respectively; (e) all references to articles and sections are to articles and sections in this Plan; (f) all words used shall be construed to be of such gender or number as the circumstances and context require; (g) the captions and headings of articles and sections have been inserted solely for convenience of reference and shall not be considered a part of this Plan, nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions; (h) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and (i) all accounting terms not specifically defined shall be construed in accordance with GAAP.

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4.11         Clawback. All awards, amounts or benefits received or outstanding under this Plan shall be subject to clawback, cancellation, recoupment, rescission, payback, reduction or other similar action in accordance with the terms of any Company clawback or similar policy (the “Policy”) or any applicable law related to such actions, as may be in effect from time to time. A Recipients’ acceptance of an Award shall be deemed to constitute the Recipients’ acknowledgement of and consent to the Company’s application, implementation and enforcement of any applicable Policy that may apply to the Recipient, whether adopted prior to or following the Restatement Date, and any provision of applicable law relating to clawback, cancellation, recoupment, rescission, payback or reduction of compensation, and the Recipients’ agreement that the Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

4.12         No Repricing. Notwithstanding any provision of this Plan to the contrary, the repricing of Stock Options or Stock Appreciation Rights is prohibited without prior approval of the Stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (a) changing the terms or conditions of an Stock Option or Stock Appreciation Right to lower its exercise price; (b) any other action that is treated as a “repricing” under generally accepted accounting principles; and (c) repurchasing for cash or canceling a Stock Option or Stock Appreciation Right at a time when its exercise price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 3.4 or Article VII. A cancellation and exchange under clause (c) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Recipient.

4.13         Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book entry.

4.14         Section 409A. This Plan is intended to comply with Section 409A, and to the maximum extent permitted, this Plan shall be interpreted and administered to be in compliance therewith. Notwithstanding anything to the contrary in this Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable pursuant to this Plan during the six-month period immediately following the Recipient’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Recipient’s Separation from Service (or the Recipient’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Administering Body shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Recipient under Section 409A and neither the Company nor the Administering Body shall have any liability to any Recipient for such tax or penalty.

4.15         Data Protection. A Recipient’s acceptance of an Award shall be deemed to constitute the Recipient’s acknowledgement of and consent to the collection and processing of personal data relating to the Recipient so that the Company and each Affiliated Entity can fulfill their obligations and exercise their rights under this Plan and generally administer and manage this Plan. This data shall include data about participation in this Plan and shares offered or received or purchased or sold under this Plan and other appropriate financial and other data (such as the date on which the Awards were granted) about the Recipient and the Recipient’s participation in this Plan.

4.16         Separation from Service for Cause. The Company may annul an Award if the Recipient incurs a Separation from Service for Cause.

ARTICLE V

GENERAL AWARD PROVISIONS

5.1         Participation in this Plan.

(a)          Eligibility to Receive Awards. A person shall be eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of service from the Company; provided, however, that Awards granted to a person who has received an offer of service will terminate and be forfeited without consideration if the service offer is not accepted within such time as may be specified by the Company. Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons, generally.

(b)          Eligibility to Receive Incentive Stock Options. Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of IRC Section 422.

(c)          Awards to Certain Eligible Persons. Notwithstanding anything to the contrary herein, the Administering Body may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or serving outside of the United States to recognize differences in applicable law, tax policy or local custom.

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5.2           Award Documents. Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient, or by a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administering Body may determine. Awards will not be deemed binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date on or after the date of grant but prior to the date of such an agreement or memorandum. Award Documents may but need not be identical and shall comply with and be subject to the terms and conditions of this Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each Award Document. Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administering Body. In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3           Exercise of Stock Options. No Stock Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. A Stock Option shall be deemed to be exercised when the Secretary or other designated officer of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price made in accordance with Section 5.4 and any amounts required under Section 5.11 or, with permission of the Administering Body, arrangement for such payment. Notwithstanding any other provision of this Plan, the Company and/or the Administering Body may impose, by rule or in Award Documents, such conditions upon the exercise of Stock Options (including conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including Rule 16b-3 and Rule 10b-5 under the Exchange Act, any amounts required under Section 5.11 or any applicable section of the IRC.

5.4         Payment for Awards.

(a)          Payment of Exercise Price. The exercise price or other payment for an Award shall be payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award by delivery of legal tender of the United States or payment of such other consideration as the Administering Body may from time to time deem acceptable in any particular instance.

(b)          No Company Assistance. The Company shall not assist any person to whom an Award is granted hereunder (including any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c)          Cashless Exercise. If permitted in any case by the Administering Body, the exercise price for Awards may be paid by delivery of Common Stock to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Company, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested or exercisable Awards or other equity Awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administering Body may deem acceptable; provided, however, that, subject to applicable laws and regulations, the Company and/or the Administering Body may allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(d)          No Precedent. Recipients will have no rights to the assistance described in Section 5.4(b) or to the exercise techniques described in Section 5.4(c), and the Company may offer or permit such assistance or techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.5           No Service Rights. Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Person or Recipient any right to continue in the employ or service of the Company or any Affiliated Entity or constitute any contract or agreement of employment or service, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or service of such Eligible Person or Recipient, with or without Cause. Except as expressly provided in this Plan or in any statement evidencing the grant of an Award pursuant to this Plan, the Company shall have the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award pursuant to this Plan did not exist, including with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient. Any questions as to whether and when there has been a Separation from Service, the reason (if any) for such Separation from Service, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan shall be determined by the Administering Body and the Administering Body’s determination thereof shall be final and binding.

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5.6           Restrictions under Applicable Laws and Regulations.

(a)          Consents, Approvals. All Awards shall be subject to the requirement that, if at any time the Company shall determine, in its sole discretion, that the listing, registration or qualification of the securities subject to Awards upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any government or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain any such qualifications, consents, approvals or authorizations it deems necessary shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)          No Registration Obligation; Recipient Representations. The Company shall be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws. Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements. In connection with any such exempt issuance, the Administering Body may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administering Body) may be endorsed upon the securities so issued. The Company may also order its transfer agent to stop transfers of such securities. The Administering Body may also require the Recipient to provide the Company such information and other documents as it may request in order to satisfy the Company as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.7           Additional Conditions. Any Award may also be subject to such other provisions (whether or not applicable to any other Award or Recipient) as the Administering Body deems appropriate, including provisions to assist the Recipient in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of securities acquired under any Award, provisions giving the Company the right to repurchase securities acquired under any Award in the event the Recipient elects to Separate from Service or dispose of such securities, and provisions to comply with federal and state securities laws and federal and state income tax withholding requirements.

5.8           No Privileges of Stock Ownership. Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award shall have no rights as a holder of shares of Common Stock with respect to any shares issuable or issued in connection with the Award until the date the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award, and the Company has issued such shares. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award. Neither this Plan (nor any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company and any person. To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.9           Nonassignability. Unless the Administering Body shall otherwise determine on a case-by-case basis, no Award shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 5.9, upon dissolution of marriage pursuant to a domestic relations order. Unless the Administering Body shall otherwise determine on a case-by-case basis, during the lifetime of a Recipient, an Award granted to such person shall be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative. Notwithstanding the foregoing, (i) no Award owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3, and (ii) Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned, transferred or exercisable in violation of IRC Section 422(b)(5), and nothing herein is intended to allow such assignment or transfer.

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5.10         Information to Recipients.

(a)          The Company shall determine what, if any, financial and other information shall be provided to Recipients and when such financial and other information shall be provided after giving consideration to applicable federal and state laws, rules and regulations, including applicable federal and state securities laws, rules and regulations.

(b)          The furnishing of financial and other information that is confidential to the Company shall be subject to the Recipient’s agreement that the Recipient shall maintain the confidentiality of such financial and other information, shall not disclose such information to third parties, and shall not use the information for any purpose other than evaluating an investment in the Company’s securities under this Plan. The Company may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the Recipient’s obligations under this Section 5.10(b) (which acknowledgment shall not be a condition to Recipient’s obligations under this Section 5.10(b)).

5.11         Withholding Taxes. Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Company shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith. The Administering Body may allow satisfaction of tax withholding requirements by accepting delivery of shares of Common Stock of the Company or by withholding a portion of shares otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding.

5.12         Legends on Awards and Stock Certificates. Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award shall be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate. The determination of which legends, if any, shall be placed upon Award Documents or the certificates shall be made by the Administering Body and such decision shall be final and binding.

5.13         Effect of Separation from Service on Awards.

(a)          Termination of Vesting. Unless determined otherwise by the Administering Body, Awards will be exercisable by a Recipient (or the Recipient’s successor-in-interest) following such Recipient’s Separation from Service only to the extent that installments thereof had become exercisable on or prior to the date of such Separation from Service.

(b)          Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary herein, (i) the Administering Body may designate shorter or longer periods for the vesting or exercise of any Award, or the lapse of transfer or other restrictions pertaining thereto, following a Recipient’s Separation from Service, provided, however, that any shorter periods determined by the Administering Body shall be effective only if provided for in the Award Document that evidences the grant to the Recipient of such Award or if such shorter period is agreed to in writing by the Recipient; and (ii) the Administering Body may elect to accelerate the vesting of all or any portion of any Award that had not become exercisable on or prior to the date of such Separation from Service or to extend the vesting period beyond the date of such Separation from Service.

(c)          Leave of Absence. In the case of any employee on an approved leave of absence, the Administering Body may make such provision respecting continuance of Awards granted to such employee as the Administering Body deems appropriate.

5.14         Lock-Up Agreements. Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 365 days after the effective date of the registration statement for such public offering. Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.14.

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ARTICLE VI

AWARDS

6.1         Stock Options.

(a)          Nature of Stock Options. Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)          Option Exercise Price. The exercise price for each Stock Option shall be determined by the Administering Body as of the date such Stock Option is granted. The exercise price shall be no less than the Fair Market Value of the Common Stock subject to the Stock Option as of the date of grant. Subject to approval by the Stockholders, the Administering Body may, with the consent of the Recipient and subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Stock Option to provide that the exercise price of the shares remaining subject to the Stock Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Stock Option that is amended in accordance with the foregoing shall be required, although the Administering Body may make such further modifications of any such Stock Option as are not inconsistent with this Plan.

(c)          Option Period and Vesting. Stock Options granted hereunder shall vest and may be exercised as determined by the Administering Body, except that exercise of such Stock Options after the Recipient’s Separation from Service shall be subject to Section 5.13. Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Administering Body, but not later than 10 years after the date the Stock Option is granted (or, for Nonqualified Stock Options, such date later than 10 years after the Stock Option is granted as determined by the Administering Body) and shall be subject to earlier termination as provided herein or in the Award Document. The Administering Body may at any time accelerate vesting of such Stock Option as a whole or part by increasing the number of shares then purchasable, provided that the total number of shares subject to such Stock Option may not be increased. Except as otherwise provided herein, a Stock Option shall become exercisable, as a whole or in part, on the date or dates specified by the Administering Body and thereafter shall remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)          Termination. Unless determined otherwise by the Administering Body, Stock Options shall expire on the earliest of (i) one year from the date on which the Recipient ceases to be an Eligible Person for any reason other than death; (ii) one year from the date of the Recipient’s death; or (iii) with respect to each installment of such Stock Option, the fifth anniversary of the vesting date of such installment. If a Recipient ceases for any reason to be an Eligible Person, that portion of the Stock Option that has not yet vested shall terminate, unless the Administering Body accelerates the vesting schedule (in which case, the Administering Body may impose whatever conditions it considers appropriate on the accelerated portion).

(e)          Special Provisions Regarding Incentive Stock Options.

(i)          Notwithstanding anything herein to the contrary, the exercise price and vesting period of any Stock Option intended to qualify as an Incentive Stock Option shall comply with the provisions of IRC Section 422. As of the Restatement Date, such provisions require, among other matters, that (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of 10 years from the date of grant of such Incentive Stock Option, or the expiration of five years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii)         If for any reason other than death or Permanent Disability, a Recipient of Incentive Stock Options incurs a Separation from Service, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with or in service to the Company or any Affiliated Entity; and (B) three months after the date of the Recipient’s Separation from Service.

(iii)        If as a result of death or Permanent Disability, a Recipient incurs a Separation from Service, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of: (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of the Recipient’s Separation from Service.

(iv)        The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Stock Options granted to any Recipient under this Plan (or any other option plan of the Company or any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year shall not exceed $100,000.

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(v)         Award Documents evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the applicable provisions of IRC Section 422.

(vi)        Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such shall be treated as Nonqualified Stock Options. If the limit described in Section 6.1(e)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2          Performance Awards.

(a)          Performance Conditions. The right of a Recipient to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Administering Body. The Administering Body may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 6.2(b) in the case of Performance-Based Compensation.

(b)          Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Administering Body determines that a Performance Award to be granted to a Recipient who is designated by the Administering Body as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 6.2(b). Notwithstanding anything herein to the contrary, the Administering Body may provide for Performance Awards to Covered Employees that are not intended to qualify as Performance-Based Compensation.

(i)          Performance Goals Generally. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Administering Body consistent with this Section 6.2(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Administering Body result in the achievement of performance goals being “substantially uncertain.” The Administering Body may determine that Performance Awards shall be granted, exercised or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise or settlement of the Performance Awards. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, Affiliated Entities or business segments, as applicable. To the extent consistent with the requirements of Section 162(m), the Administering Body may determine at the time that goals under this Section 6.2(b) are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses and other extraordinary, unusual or non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other Commission filings). Performance goals may differ for Performance Awards granted to any one Recipient or to different Recipients.

(ii)         Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Affiliated Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Administering Body in establishing performance goals for Performance Awards: (A) cash flow; (B) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (C) earnings measures (including EBIT and EBITDA); (D) return on equity; (E) total stockholder return; (F) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (G) return on capital; (H) revenue; (I) income; (J) profit margin; (K) return on operating revenue; (L) brand recognition or acceptance; (M) customer metrics (including customer procurement, customer satisfaction, customer retention, customer profitability or customer contract terms); (N) productivity; (O) expense targets and management; (P) budget targets and management; (Q) market share; (R) cost control measures; (S) balance sheet metrics; (T) strategic initiatives; (U) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (V) return on assets; (W) growth in net sales; (X) the ratio of net sales to net working capital; (Y) stockholder value added; (Z) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (AA) sales from newly-introduced products; (BB) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations or other transactions; (CC) product quality, safety, productivity, yield or reliability (on time and complete orders); (DD) funds from operations; (EE) regulatory body approval for commercialization of a product; (FF) debt levels or reduction or debt ratios; (GG) economic value; (HH) operating efficiency; (II) research and development achievements; or (JJ) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income and operating income).

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(iii)        Timing for Establishing Performance Goals. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to Performance Awards, or at such other date as may be required or permitted for Performance-Based Compensation.

(iv)        Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash, shares, other Awards or other property. The Administering Body may reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

(c)          Written Determinations. All determinations by the Administering Body as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify as Performance-Based Compensation to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Administering Body may delegate any responsibility relating to Performance Awards.

(d)          Status of Section 6.2(b) Awards under Section 162(m). It is the intent of the Company that Performance Awards under Section 6.2(b) granted to persons who are designated by the Administering Body as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Administering Body, qualify as Performance-Based Compensation. Accordingly, the terms of Section 6.2(b), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m). The foregoing notwithstanding, because the Administering Body cannot determine with certainty whether a given Recipient will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Administering Body, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

6.3         Restricted Stock.

(a)          Award of Restricted Stock. The Administering Body shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock and when such restrictions shall lapse.

(b)          Requirements of Restricted Stock. All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i)          No Transfer. The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii)         Certificates. The Company may require that the certificates representing Restricted Stock granted or sold to a Recipient pursuant to this Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)        Restrictive Legends. Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Company deems necessary or appropriate to enforce such restrictions; and

(iv)        Other Restrictions. The Administering Body may impose such other conditions on Restricted Stock as the Administering Body may deem advisable, including restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or shares of the same class are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c)          Lapse of Restrictions. The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administering Body.

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(d)          Rights of Recipient. Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a holder of shares of Common Stock with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, provided that any dividends and other distributions may be subject to the same or similar restrictions as the underlying Restricted Stock. Notwithstanding the foregoing, in no event will dividends or other distributions on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

(e)          Separation from Service. Unless the Administering Body determines otherwise, if a Recipient incurs a Separation from Service for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such Separation from Service shall be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4         Stock Appreciation Rights.

(a)          Granting of Stock Appreciation Rights. The Administering Body may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)          Stock Appreciation Rights Related to Options.

(i)          A Stock Appreciation Right granted in connection with a Stock Option granted under this Plan will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii). Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii)         A Stock Appreciation Right granted in connection with a Stock Option hereunder will be exercisable only when, and only to the extent that, the related Stock Option is exercisable, will not be transferable except to the extent that such related Stock Option may be transferable, will not expire later than the underlying Stock Option, and will be exercisable only when the Fair Market Value of the Common Stock subject to the underlying Stock Option exceeds the exercise price of such Stock Option.

(iii)        Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c)          Stock Appreciation Rights Unrelated to Options. The Administering Body may grant Stock Appreciation Rights unrelated to Stock Options to Eligible Persons. Section 6.4(b)(iii) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the exercise price specified in the related Stock Option, the initial base amount specified in the Award shall be used.

(d)          Limits. Notwithstanding the foregoing, the Administering Body may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under this Plan.

(e)          Payments. Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, in cash or in a combination of cash and shares of Common Stock as the Administering Body deems advisable. The Administering Body shall determine the form in which payment of a Stock Appreciation Right will be made and may consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right. If the Administering Body decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5           Stock Payments. The Administering Body may approve Stock Payments of the Company’s Common Stock to any Eligible Person for all or any portion of the compensation (other than base salary) or other payment that would otherwise become payable by the Company to the Eligible Person in cash, on such terms and conditions as the Administering Body may determine. Stock Payments will replace such cash payments at the Fair Market Value of the Common Stock on the date payment is due.

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6.6           Dividend Equivalents. The Administering Body may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock. Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash shall be determined by the Administering Body by application of such formula as the Administering Body may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent. Dividend Equivalents shall be computed as of each dividend record date and shall be payable to recipients thereof at such time as the Administering Body may determine. Notwithstanding the foregoing, the payment of a Dividend Equivalent with respect to a Stock Option or Stock Appreciation Right intended to constitute Performance-Based Compensation shall not be contingent upon the exercise of such Stock Option or Stock Appreciation Right. Notwithstanding the foregoing, in no event will dividend equivalents on any Award that is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

6.7           Stock Bonuses. The Administering Body may issue shares of Common Stock to Eligible Persons as bonuses for services rendered or for any other valid consideration on such terms and conditions as the Administering Body may determine.

6.8           Stock Sales. The Administering Body may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administering Body may determine.

6.9           Phantom Stock. The Administering Body may grant Awards of Phantom Stock. Phantom Stock is a cash award granted under this Plan measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10         Other Stock-Based Benefits. The Administering Body is authorized to grant Other Stock-Based Benefits. Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that (a) by their terms might involve the issuance or sale of Common Stock or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock. Other Stock-Based Benefits may be granted in lieu of other cash or other compensation to which a Recipient is entitled from the Company or an Affiliated Entity or may be used in the settlement of amounts payable in shares under any other compensation plan or arrangement of the Company or an Affiliated Entity.

6.11         Separation from Service. Except as otherwise provided for in this Plan or determined by the Administering Body, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, shall terminate upon the Recipient’s Separation from Service.

ARTICLE VII

REORGANIZATIONS

7.1           Corporate Transactions Not Involving a Change in Control. If the Company shall consummate any Reorganization not involving a Change of Control in which holders of shares of Common Stock are entitled to receive in respect of such shares any securities, cash or other consideration (including a different number of shares of Common Stock), each Award outstanding under this Plan shall thereafter be exercisable, in accordance with this Plan, only for the kind and amount of securities, cash or other consideration receivable upon such Reorganization by a holder of the same number of shares of Common Stock as are subject to that Award immediately prior to such Reorganization, and any adjustments will be made to the terms of the Award by the Administering Body as it may deem appropriate to give effect to the Reorganization.

7.2           Corporate Transactions Involving a Change in Control. Unless otherwise set forth in an Award Document or in this Section 7.2, as of the effective time and date of any Change in Control, this Plan and any then outstanding Awards (whether or not vested) shall automatically terminate unless (a) provision is made in writing in connection with such transaction for the continuance of this Plan and for the assumption of such Awards, or for the substitution for such Awards of new awards covering the securities of a successor entity or an affiliate thereof, with appropriate adjustments as to the number and kind of securities and exercise prices or other measurement criteria, in which event this Plan and such outstanding Awards shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (b) the Board otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then-outstanding Awards (whether or not vested), including (i) accelerating the vesting of outstanding Awards or (ii) providing for the cancellation of Awards and their automatic conversion into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this Section 7.2, this Plan and the Awards terminate by reason of the occurrence of a Change in Control without provision for any of the actions described in clause (a) or (b) hereof, then subject to Section 5.13 and Section 6.11, any Recipient holding outstanding Awards shall have the right, at such time immediately prior to the consummation of the Change in Control as the Board shall designate, to exercise or receive the full benefit of the Recipient’s Awards to the full extent not theretofore exercised, including any installments which have not yet become vested.

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ARTICLE VIII

DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined shall have the meanings set forth below:

“Administering Body” means the Board as long as no Committee has been appointed and delegated authority by the Board and shall mean the Committee as long as the Committee is appointed and has been delegated authority and has not been disbanded by the Board.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company.

“Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Board.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Cause” means, as determined by the Company in its sole discretion and unless otherwise provided in the applicable Award Document: (i) the commission of any act by a Recipient constituting financial dishonesty against the Company or an Affiliated Entity (which act would be chargeable as a crime under applicable law); (ii) a Recipient’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment that would: (a) materially adversely affect the business or the reputation of the Company or an Affiliated Entity with their respective current or prospective customers, suppliers, lenders or other third parties with whom such entity does or might do business or (b) expose the Company or an Affiliated Entity to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a Recipient to follow the directives of the chief executive officer of the Company or an Affiliated Entity or the Board; or (iv) any material misconduct, violation of the Company’s or an Affiliated Entity’s policies or willful and deliberate non-performance of duty by the Recipient in connection with the business affairs of the Company or an Affiliated Entity. A Separation from Service for Cause shall be deemed to include a determination by the Company in its sole discretion following a Recipient’s Separation from Service that circumstances existing prior to such Separation from Service would have entitled the Company or an Affiliated Entity to have terminated the Recipient’s service for Cause. All rights a Recipient has or may have under this Plan shall be suspended automatically during the pendency of any investigation by the Company, or during any negotiations between the Company and the Recipient, regarding any actual or alleged act or omission by the Recipient of the type described in the applicable definition of Cause.

“Change in Control” means the following and shall be deemed to occur if any of the following events occur:

(a)          Any Person (other than a Permitted Transferee) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Board members; or

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(b)          Individuals who, as of the Restatement Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the Restatement Date whose election, or nomination for election by the Stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual’s election or nomination for election by the Stockholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

(c)          Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company’s assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than:

(i)          a reorganization or merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation); or

(ii)         a reorganization or merger or consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

(d)          Approval by the Stockholders or any order by a court of competent jurisdiction of a plan of liquidation of the Company.

Notwithstanding the foregoing, if it is determined that an Award is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of this Plan unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Class A common stock of the Company, as constituted on the Restatement Date, and as thereafter adjusted as a result of any one or more events requiring adjustment of outstanding Awards under Section 3.4.

“Company” means Salem Media Group, Inc., a Delaware corporation.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Covered Employee” means a Recipient who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 6.2(b).

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means May 10, 1999, which is the date this Plan was initially adopted by the Board.

“Eligible Person” means any director, officer, employee, consultant or advisor of the Company or of any Affiliated Entity.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expiration Date” means the 10th anniversary of the Restatement Date.

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“Fair Market Value” of a share of the Company’s capital stock as of a particular date shall be (i) if the stock is listed on a national securities exchange (including for this purpose, the Nasdaq Global Market), the closing price of the stock quoted for such date as reported in the transactions index of such exchange, as published in The Wall Street Journal and determined by the Administering Body; or (ii) if the stock is not then listed on a national securities exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administering Body; provided, however, that when appropriate, the Administering Body, in determining Fair Market Value of capital stock of the Company, may take into account such other factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Stock Options and Stock Appreciation Rights shall be determined in compliance with applicable provisions of the IRC. The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administering Body on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under IRC Section 422.

“IRC” means the Internal Revenue Code of 1986.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Parent Corporation” means any Parent Corporation as defined in IRC Section 424(e).

“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 6.2) over a performance period established by the Committee.

“Performance-Based Compensation” means “performance-based compensation” under Section 162(m).

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Administering Body with respect to any Award; provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in IRC Section 22(e)(3).

“Permitted Transferee” means: (a) Edward G. Atsinger III, Stuart W. Epperson or Nancy A. Epperson; (b) the spouse, child or grandchild of any of the persons described in (a); (c) a revocable trust funded by any of the persons described in (a); or (d) a trust for the benefit of any of the persons described in (a) so long as one of the persons described in (a) is the trustee of such trust.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company that is qualified under ERISA and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this Salem Media Group, Inc. 1999 Stock Incentive Plan of the Company (as amended and restated through May 10, 2017).

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

A-16

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administering Body (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means an Eligible Person who has received and holds an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restatement Date” means May 10, 2017.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act.

“Section 162(m)” means IRC Section 162(m).

“Section 409A” means IRC Section 409A.

“Securities Act” means the Securities Act of 1933.

“Separation from Service” means the termination of the applicable Recipient’s employment with, and performance of services for (as a board member, independent contractor, consultant and otherwise), the Company and each Affiliated Entity. A Recipient employed by, or performing services for, an Affiliated Entity or a division of the Company or an Affiliated Entity shall not be deemed to incur a Separation from Service if such Affiliated Entity or division ceases to be an Affiliated Entity or division of the Company, as the case may be, and the Recipient immediately thereafter becomes an employee of (or service provider to), or member of the board of directors of, the Company or an Affiliated Entity or a successor company or an affiliate or subsidiary thereof. Approved temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and the Affiliated Entities shall not be considered Separations from Service. Notwithstanding the foregoing, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” shall mean a “separation from service” as defined under Section 409A.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns more than 10% of the combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in IRC Section 424(d)).

“Stock Appreciation Right” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the Stock Appreciation Right, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1.

“Stock Payment” means a payment in shares of the Company’s Common Stock to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Stockholders” means the stockholders of the Company.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in IRC Section 424(f).

“Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or an Affiliated Entity or with which the Company or an Affiliated Entity combines.

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SALEM MEDIA GROUP

SALEM MEDIA GROUP, INC.
ATTN: MALLORIE KLEMENS
4880 SANTA ROSA ROAD
CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E20234-P85834 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 1.

1. To elect nine (9) members to the Board of Directors of Salem:

†The holders of Salem's Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Hinz and Riddle.

Nominees:	For	Against	Abstain
1a. Stuart W. Epperson	☐	☐	☐
1b. Edward G. Atsinger III	☐	☐	☐
1c. Roland Hinz†	☐	☐	☐
1d. Richard Riddle†	☐	☐	☐
1e. Jonathan Venverloh	☐	☐	☐
1f. J. Keet Lewis	☐	☐	☐
1g. Eric H. Halvorson	☐	☐	☐
1h. Edward C. Atsinger	☐	☐	☐
1i. Stuart W. Epperson Jr.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

The BOARD OF DIRECTORS recommends a vote "FOR" Proposals 2 and 3.	For	Against	Abstain
2. Proposal to amend and restate Salem's 1999 Stock Incentive Plan.	☐	☐	☐
3. Proposal to ratify the appointment of Crowe Horwath LLP as Salem's independent registered public accounting firm.	☐	☐	☐

At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

SALEM MEDIA GROUP.

SALEM MEDIA GROUP, INC.
ATTN: MALLORIE KLEMENS
4880 SANTA ROSA ROAD
CAMARILLO, CA 93012

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E20236-P85834

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SALEM MEDIA GROUP, INC.

The BOARD OF DIRECTORS recommends a vote "FOR" Proposal 1.

1. To elect seven (7) members to the Board of Directors of Salem:

Nominees:	For	Against	Abstain
1a. Stuart W. Epperson	☐	☐	☐
1b. Edward G. Atsinger III	☐	☐	☐
1c. Jonathan Venverloh	☐	☐	☐
1d. J. Keet Lewis	☐	☐	☐
1e. Eric H. Halvorson	☐	☐	☐
1f. Edward C. Atsinger	☐	☐	☐
1g. Stuart W. Epperson Jr.	☐	☐	☐

The BOARD OF DIRECTORS recommends a vote "FOR" Proposals 2 and 3.	For	Against	Abstain
2. Proposal to amend and restate Salem's 1999 Stock Incentive Plan.	☐	☐	☐
3. Proposal to ratify the appointment of Crowe Horwath LLP as Salem's independent registered public accounting firm.	☐	☐	☐

At their discretion, the proxies are authorized to consider and vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V.1.1

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2017.

SALEM MEDIA GROUP, INC.

SALEM MEDIA GROUP

SALEM MEDIA GROUP, INC.
ATTN: MALLORIE KLEMENS
4880 SANTA ROSA ROAD
CAMARILLO, CA 93012

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 15, 2017
Date: May 10, 2017 **Time:** 9:30 a.m. PDT
Location: Salem Media Group, Inc.
4880 Santa Rosa Road
Camarillo, CA 93012

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E20258-P85834

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com*.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2017 to facilitate timely delivery.

How To Vote

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Vote By Internet: To vote now by Internet, go to *www.proxyvote.com*. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E20259-P85834